UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

TERRASCEND CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF MEETING,

MANAGEMENT INFORMATION CIRCULAR

AND PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

TERRASCEND CORP.

TO BE HELD ON

June 17, 2024

These materials are important and require your immediate attention. If you have questions as to how to deal with these documents or the matters to which they refer, please contact your financial, legal or other professional advisor.

If you have any questions or require further information with regard to voting your shares or completing your documentation, please contact Odyssey Trust Company, our transfer agent, toll free within North America at 1-888- 290-1175 or 1-587-885-0960, or via www.odysseycontact.com.

April 26, 2024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF TERRASCEND CORP.

TO BE HELD ON JUNE 17, 2024

TO: The holders of common shares of TerrAscend Corp.

NOTICE IS HEREBY GIVEN that the annual meeting of the holders (the “Shareholders”) of common shares (the “Common Shares”) of TerrAscend Corp. (the “Corporation”) will be held virtually at https://web.lumiagm.com/213741847 (password: “terrascend2024” (case-sensitive)) on June 17, 2024, at 1:00 p.m. (Eastern Time) (the “Meeting”), for the following purposes:

1.
to receive and consider the audited consolidated financial statements of the Corporation for the financial year ended December 31, 2023, together with the report of the auditor thereon;
2.
to elect five (5) director nominees named in the Circular accompanying this Notice of Meeting for the Corporation for the ensuing year to the board of directors of the Corporation (the “Board”);
3.
to ratify the re-appointment of MNP LLP by the audit committee as our independent public accounting firm for the fiscal year ended December 31, 2024;
4.
to consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the accompanying management information circular and proxy statement (the “Circular”), to approve amendments to an aggregate of 1,250,000 stock options (the “Options”) held by certain insiders of the Corporation, to amend the expiry dates of such Options from their current respective expiry dates to 10 years from their respective dates of grant;
5.
to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The specific details of the foregoing matters to be put before the Meeting are set forth in the Circular accompanying this Notice of Meeting.

The record date for determining the Shareholders entitled to receive notice (the “Notice”) of and vote at the Meeting is the close of business on April 24, 2024 (the “Record Date”). Only Shareholders whose names have been entered in the applicable register of Shareholders as of 5:00 p.m. (Eastern Time) on the Record Date are entitled to receive notice of and vote at the Meeting. Those Shareholders of record will be included in the list of Shareholders prepared as of the Record Date and will be entitled to vote the Common Shares recorded therein at the Meeting. We intend to mail the Notice on or about May 8, 2024 to all Shareholders entitled to vote at the Meeting.

Each Common Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting.

A Shareholder may attend the Meeting or may be represented by proxy through the Lumi platform. Registered Shareholders who are unable to attend the Meeting are requested to complete, sign and date the enclosed form of proxy and send it to Odyssey Trust Company (“Odyssey”), the Corporation’s transfer agent, at its offices located at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or to vote over the Internet as specified in the form of proxy. To be effective, such proxy must be received by Odyssey by 1:00 p.m. (Eastern Time) on June 13, 2023, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof.

Non-registered Shareholders who receive these proxy materials through their broker or other intermediary may attend and vote at the Meeting, and vote at the Meeting, and vote by proxy prior to the Meeting, by following the instructions provided by their broker or other intermediary.

Virtual Meeting Logistics

As noted above, the Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting, Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/213741847. Such persons may then enterthe Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving Shareholder materials via email) is the username. The password to the Meeting is “terrascend2024” (case sensitive). If as a registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to the proxy voting cut-off.

• Duly appointed proxyholders: A Shareholder who wishes to appoint a person other than the management nominee(s) identified in the form of proxy to attend, participate or vote at the Meeting (including a non-registered Shareholder who wishes to appoint themselves) must register the appointed proxyholder by sending an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 13, 2023, providing Odyssey with the required proxyholder contact as set out in the provided instructions, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting. Odyssey will provide the proxyholder with a username by e-mail before the Meeting. The password to the Meeting is “terrascend2024” (case sensitive).

Only registered Shareholders and duly appointed proxyholders (including a non-registered Shareholder who wishes to appoint themselves) will be entitled to attend, participate and vote at the Meeting.

DATED at Toronto, Ontario, this 26th day of April, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 17, 2024 at 1:00p.m. Eastern Time.

The proxy statement and annual report to shareholders are available at https://ir.terrascend.com. As permitted by the rules of the United States Securities and Exchange Commission (the “SEC”) and the Canadian securities regulators, the Corporation is providing meeting-related materials to Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Shareholders may request to receive paper copies of the proxy materials related to the above referenced meeting by mail at no cost. Shareholders may request to receive a paper copy of the proxy materials for up to one year from the date such materials were filed on www.sedarplus.ca.

For more information regarding notice-and-access or to obtain a paper copy of the proxy materials you may contact our transfer agent, Odyssey Trust Company, via www.odysseycontact.com or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America).

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lynn Gefen d
Lynn Gefen
Chief Legal Officer and Corporate Secretary

Toronto, Ontario
April 26, 2024

We have filed our Management Discussion & Analysis and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar, respectively. Such documents can be accessed free of charge. Shareholders can also access management information circular and Proxy Statement and our Annual Report on Form 10-K at https://ir.terrascend.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is also available without charge upon written request to us via email at IR@terrascend.com.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 27, 2024
at 1:00 P.M. (EASTERN TIME)

This management information circular and proxy statement (the “Circular”) is being furnished to holders (“Shareholders”) of common shares (the “Common Shares”) in the capital of TerrAscend Corp.(“TerrAscend” or the “Corporation”) in connection with the solicitation of proxies by management of the Corporation for use at the annual meeting of Shareholders to be held virtually at https://web.lumiagm.com/213741847 (password: “terrascend2024” (case-sensitive)) on June 17, 2024,at 1:00 p.m. (Eastern Time) (the “Meeting”), or any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”).

INFORMATION CONTAINED IN THIS CIRCULAR

Information contained in this Circular is given as of April 24, 2024, unless otherwise specifically stated. Unless otherwise indicated herein as Canadian dollars (C), all dollar amounts are in United States (US) dollars.

The Corporation is a reporting issuer or equivalent in the provinces of British Columbia, Alberta and Ontario and files its continuous disclosure documents with the provincial securities regulatory authorities of those provinces. The continuous disclosure documents of the Corporation are filed under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval + (“SEDAR+”) at www.sedarplus.ca and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar.

CAUTION REGARDING CANNABIS OPERATIONS IN THE UNITED STATES

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. Cannabis remains a Schedule I drug under the United States Controlled Substances Act, making it illegal under federal law in the United States to, among other things, cultivate, distribute or possess cannabis. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable United States federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Corporation of liability under United States federal law, nor will it provide a defense to any federal proceeding which may be brought against the Corporation. The enforcement of federal laws in the United States is a significant risk to the business of the Corporation and any proceedings brought against the Corporation thereunder may adversely affect its operations and financial performance.

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INFORMATION CONCERNING THE CORPORATION

General Information

The Corporation was incorporated under the Business Corporations Act (Ontario) (“OBCA”) as “TerrAscend Corp.” on March 7, 2017. The Corporation’s registered and head office is located at 77 City Centre Drive,East Tower – Suite 501, Mississauga, Ontario L5B 1M5. The Common Shares commenced trading on the Canadian Securities Exchange (the “CSE”) on May 3, 2017, under the symbol “TER” and continued trading on the CSE until the listing of the Common Shares on the Toronto Stock Exchange (the “TSX”), effective July 4, 2023. The Common Shares are listed and posted for trading on the TSX under the symbol “TSND” and on the OTCQX® Best Market (the “OTCQX”) under the symbol “TSNDF”.

Voting Securities and Principal Holders of Voting Securities

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of proportionate voting shares (“Proportionate Voting Shares”), an unlimited number of non-participating, non-voting, unlisted exchangeable shares (“Exchangeable Shares”), and an unlimited number of preferred shares, issuable in series (“Preferred Shares”). As of the close of business on April 24, 2024 (the “Record Date”), there were a total of 291,507,430 Common Shares, no Proportionate Voting Shares, 63,492,037 Exchangeable Shares and 12,950 Preferred Shares issued and outstanding. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting, and each Proportionate Voting Share would entitle the holder thereof to 1,000 votes on all matters to be acted upon at the Meeting. The Exchangeable Shares and the Preferred Shares are not entitled to vote at the Meeting. Therefore, there are a total of 291,507,430 votes eligible to be cast at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, as of the Record Date, no person or company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying 10% or more of the voting rights attached to the Common Shares except for the following:

Name of Shareholder	Number of Votes Held	Percentage of Total Eligible Votes (1)
Jason Wild	90,402,715 (2)	31.01%

_______________

(1)
Based on a total of 291,507,430 Common Shares outstanding on an undiluted basis as of the Record Date.
(2)
Jason Wild, the Executive Chairman of the Corporation and Chairman of the Board, directly and indirectly controls 90,402,715 Common Shares representing 31.01% of the Common Shares as of the Record Date.

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GENERAL PROXY MATTERS

Solicitation of Proxies

Management of the Corporation is using this Circular to solicit proxies from Shareholders for use at the Meeting. TerrAscend will bear all costs associated with the preparation and mailing of proxy materials, as well as the cost of the solicitation of proxies. Solicitations of proxies will be primarily made by mail, but may also be made by telephone, by email, by other means of electronic transmission or in person by directors, officers and employees of TerrAscend. Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals and to obtain authorizations for the execution of proxies.

As permitted by the rules of the SEC and the Canadian securities regulators, the Corporation is providing meeting related materials to Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Record Date

The Board fixed the close of business on April 24, 2024 as the Record Date for determining which Shareholders shall be entitled to receive notice of, and to vote at, the Meeting. Only Shareholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Persons who acquire Common Shares after the Record Date will not be entitled to vote such shares at the Meeting.

Appointment and Revocation of Proxies

The persons named in the form of proxy are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person, persons or entity (who need not be a Shareholder) other than the persons designated in the form of proxy provided by the Corporation to attend and act on behalf of the Shareholder at the Meeting. A Shareholder wishing to exercise this right may do so by inserting the name(s) of the desired person, persons or entity in the blank space provided in the form of proxy or by completing another proper form of proxy. This is an additional step to be completed once you have submitted your form of proxy or voting instruction form (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). In order to be effective, a proxy must be received by the Corporation’s transfer agent, Odyssey Trust Company (“Odyssey”), at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or over the Internet as specified in the form of proxy, by 1:00 p.m. (Eastern Time) on June 13, 2024, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof. The Chair of the Meeting may waive or extend the proxy cut-off without notice and in his sole discretion. The proxy must be in writing and executed by the Shareholder, or such Shareholder’s attorney authorized in writing, or if such Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof.

A registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by such registered Shareholder, by such registered Shareholder’s attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof, and delivered either to the Corporation or to Odyssey at the address specified above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment(s) or postponement(s) thereof, or with the Chair of the Meeting on the day of the Meeting before the commencement of the Meeting or the reconvening of any adjournment or postponement of the Meeting, or in any other manner permitted by law. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

If you are a Non-Registered Shareholder who has voted by proxy through your Intermediary (as defined below) and would like to change or revoke your vote, contact your Intermediary to discuss whether this is possible and what procedures you need to follow. The change or revocation of voting instructions by a Non-Registered Shareholder can take several days or longer to complete and, accordingly, any such action should be completed well in advance of the deadline given in the proxy or voting instruction form by the Intermediary or its service company to ensure it is effective.

Proxy Voting

The persons named in the form of proxy will vote (or withhold from voting) the Common Shares in respect of which they are appointed in accordance with the instructions of the Shareholder appointing them, and if the Shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the persons appointed as proxyholders shall vote accordingly. If you return a signed and dated proxy card or voting instruction form, or otherwise vote without marking voting selections, your Common Shares will be voted FOR the passing of all matters and resolutions described herein. The persons named in the proxy will have discretionary authority with respect to any amendments or variations of the matters of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjournment(s) or postponement(s) thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine or contested. The form of proxy confers discretionary authority upon the persons named therein to vote with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponements(s) thereof, the form of proxy will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

Non-Registered Shareholders

Only registered Shareholders or the person(s) they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder whose Common Shares are held by an Intermediary (“Non-Registered Shareholder”) are registered either: (i) in the name of a broker or other intermediary (“Intermediary”) with whom the Non-Registered Shareholder deals in respect of the Common Shares; or (ii) in the name of a clearing agency (such as CDS & Co.) of which the Intermediary is a participant.

In accordance with the requirements of NI 54-101, the Corporation has elected to send the Notice of Meeting, this Circular and the voting instruction form (“Voting Instruction Form”, and together with the Notice of Meeting and this Circular, “Meeting Materials”) to Non-Registered Shareholders through the services of their Intermediary. Typically, Intermediaries will use a service company (such as Broadridge Investor Communications Corporation (“Broadridge”)) to forward Meeting Materials to Non-Registered Shareholders. The Corporation does not intend to pay for Intermediaries to deliver the Meeting Materials to Non-Registered Shareholders who have objected to their Intermediary disclosing ownership information about themselves.

Non-Registered Shareholders will be given, in substitution for the form of proxy otherwise contained in the proxy- related materials, a Voting Instruction Form which, when properly completed and, if applicable, signed by the Non- Registered Shareholder and returned to the Intermediary, as applicable, will constitute voting instructions which the Intermediary, as applicable, must follow. The purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives the Voting Instruction Form wish to vote at the Meeting in person (or have another person attend the vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should so indicate in the place provided for that purpose in the Voting Instruction Form and a form of legal proxy will be sent to the Non-Registered Shareholder. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Common Shares are voted at the Meeting. If you have any questions with respect to the voting of Common Shares held through a broker or other Intermediary, please contact the broker or other Intermediary for assistance.

The Corporation may utilize Broadridge’s QuickVoteTM system to assist Shareholders with voting their Common Shares. Certain Non-Registered Shareholders who have not objected to the Corporation knowing who they are (non-

objecting beneficial owners) may be contacted by the Corporation, to conveniently obtain a vote directly over the phone.

If you are a Non-Registered Shareholder and you do not instruct your Intermediary how to vote your shares, your Intermediary to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposals No. 1 and 3 are considered to be “non-routine,” meaning that your Intermediary may not vote your shares on those proposals in the absence of your voting instructions. Proposal No. 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your Intermediary by its deadline, your shares may be voted by your Intermediary in its discretion on such proposal.

If you are a Non-Registered Shareholder, and you do not plan to attend the Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your Intermediary by the deadline provided in the materials you receive from your Intermediary.

Broker Non-Votes

A “broker non-vote” occurs when a broker who holds its customer’s shares in the name of a brokerage submits proxies for such shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ shares. Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ shares on “routine” matters only, but not on “non-routine” matters. The only proposal that constitutes a “routine” matter on which U.S. brokers will have discretion to vote is Proposal No. 2.

Voting Thresholds Required for Approval

In order to approve a motion proposed at the Meeting, the affirmative vote of a simple majority of the votes cast by TerrAscend shareholders present virtually or represented by proxy and entitled to vote at the Meeting will be required (an “Ordinary Resolution”). In the case of the approval of the Stock Option Extension Resolution, as required by the rules of the TSX, the votes attached to Common Shares held by insiders of the Corporation holding any Options subject to the amendment will be excluded from the vote. The following table summarizes the type of resolution needed to approve each proposal outlined below:

Proposal	Type of Resolution	Voting Options	Effect of Broker Non-Votes	Board Recommendation
Proposal No. 1: Re-election of the Corporation’s Board until the close of the next annual meeting of Shareholders.	Ordinary Resolution	FOR or WITHHOLD	No effect	FOR all nominees
Proposal No. 2: Re-appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Corporation at remuneration to be fixed by the Board.	Ordinary Resolution	FOR or WITHHOLD	No effect	FOR
Proposal No. 3: Approval of the Stock Option Extension Resolution.	Ordinary Resolution	FOR or AGAINST	No effect	FOR

Virtual Meeting Protocols: Attending and Participating in the Meeting

The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast.

Shareholders will not be able to attend the Meeting in person. In order to attend, participate in or vote at the Meeting, Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://web.lumiagm.com/213741847 (password: “terrascend2024” (case-sensitive)). Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving shareholder materials via email) is the username. The password to the Meeting is “terrascend2024” (case sensitive). If, as a registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

• Duly appointed proxyholders: Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). The password to the Meeting is “terrascend2024” (case sensitive). Only registered Shareholders and duly appointed proxyholders will be entitled to attend, participate in and vote at the Meeting. Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting. Shareholders who wish to appoint a third party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST vote by proxy AND register the proxyholder.

Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting

The following applies to Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or voting instruction form as proxyholder, including Non- Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting.

Shareholders who wish to appoint a Third Party Proxyholder to attend, participate in or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy or voting instruction form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a username to attend, participate in or vote at the Meeting.

• Step 1: Submit your proxy or Voting Instruction Form: To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a Non-Registered Shareholder located in the US, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

• Step 2: Register your proxyholder: To register a proxyholder, Shareholders must send an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 13, 2024 and provide Odyssey with their proxyholder’s contact information, amount of Common Shares appointed, name in which the Common Shares are registered if they are a registered Shareholder, or name of broker where the Common Shares are held if a Non- Registered Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate in or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary

Virtual Meeting Protocols: Legal Proxy – US Non-Registered Shareholders

If you are a Non-Registered Shareholder located in the United States and wish to attend, participate in or vote at the Meeting or, if permitted, appoint a Third Party Proxyholder, in addition to the steps described above, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with your proxy materials sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Non-Registered Shareholders located in the United States that wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email to appointee@odysseytrust.com and received by 1:00 p.m. (Eastern time) on June 13, 2024.

Virtual Meeting Protocols: Voting at the Meeting

Any Shareholder who has already voted by proxy before the Meeting does not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

Registered Shareholders and proxyholders who have registered prior to the Meeting by following the steps above may vote at the Meeting by completing the poll online during the Meeting.

Questions at the Meeting

The Corporation believes that the ability to participate in the Meeting in a meaningful way, including asking questions, remains important despite the virtual Meeting format. It is anticipated that registered Shareholders and proxyholders (including Non-Registered Shareholders who have appointed themselves as proxyholder) will have substantially the same opportunity to ask questions related to the matters of business to be considered at the Meeting as in past years when the annual meeting of Shareholders was held in person. Only registered Shareholders and duly appointed proxyholders will be able to submit questions. Guests will not be able to submit questions. To ask a question, please follow the steps outlined on the virtual meeting platform.

Questions related to the matters to be considered at the Meeting will be addressed at the relevant time during the Meeting. As at an in-person meeting, to ensure fairness for all attendees, the Chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate to the business of the Meeting or which are determined to be inappropriate, do not directly relate to the matters to be considered at the Meeting, or are otherwise out of order.

Difficulties Accessing the Meeting

Shareholders with questions regarding the virtual meeting portal or requiring assistance accessing the Meeting website may visit the website www.lumiglobal.com/faq prior to the Meeting.

If you are accessing the Meeting you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. Therefore, even if you currently plan to access the Meeting and vote during the live webcast, you should consider voting your shares in advance or by proxy so that your vote will be counted in the event you experience any technical difficulties or are otherwise unable to access the Meeting.

Quorum

A quorum of Shareholders is required to transact business at the Meeting. Pursuant to the by-laws of the Corporation, the quorum requirement for the Meeting will be satisfied, and the Meeting will be properly constituted, where the holders of shares representing, in the aggregate, 5% of the shares entitled to vote at a Meeting, whether present or represented by proxy.

Broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of shares representing a majority of the voting power present at the Meeting or represented by proxy may adjourn the Meeting to another date.

Shareholder Proposals and Director Nominations

Shareholder Proposals for 2024

The final date by which the Corporation must receive a proposal for any matter that a Shareholder proposes to raise at the Meeting is April 23, 2024.

Shareholder Proposals for 2025

To be considered for inclusion in next year’s proxy materials, a shareholder proposal must be submitted in writing on or before (i) December 27, 2024 for proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) April 18, 2025 for proposals submitted pursuant to the OBCA, and provided such shareholder proposal satisfies all other requirements for shareholder proposals under Rule 14a-8 or the OBCA, as applicable. Any such proposals should be submitted to: TerrAscend Corp. ATT: Corporate Secretary, 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5. If you wish to bring a matter before the shareholders at next year’s annual meeting by a shareholder proposal and you do not submit a valid shareholder proposal to the Corporation before April 18, 2025, then (i) the Corporation will not be required to include such proposal in the proxy materials for the 2025 Annual Meeting and (ii) for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

Advance Notice Provision

The Corporation’s by-laws include an advance notice provision (the “Advance Notice Provision”). The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.

The purpose of the Advance Notice Provision is to ensure that all Shareholders – including those participating in a given meeting by proxy rather than in person – receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

To be timely, a Shareholder’s notice must be received by the Corporation:

i. in the case of an annual (or annual and special) meeting to be held on a date that is 50 days or more after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (EST time) on the date that is 30 days before the date of that meeting;

ii. in the case of an annual (or annual and special meeting) to be held on a date that is less than 50 days after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (EST time) on the 10th day following the date on which the first public announcement of the date of that meeting is made;

iii. in the case of a special meeting (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than 5:00 p.m. (EST time) on the 15th day following the date on which the first public announcement of the date of that meeting is made.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar.

The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision at the date of this Circular.

In addition to satisfying the deadlines in the “advance notice” provisions of the Corporation’s by-laws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must include in their notice the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, by no later than April 18, 2025.

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GLOSSARY OF TERMS

The following terms used in this Circular have the following meanings:

“Advance Notice Provision”	has the meaning ascribed thereto under the heading “General Proxy Matters – Shareholder Proposals and Director Nominations - Advance Notice Provision”.
“AIP”	has the meaning ascribed thereto under the heading “Compensation of Named Executive Officers”.
“Audit Committee”	means the Audit Committee of the Board.
“Board”	means the board of directors of the Corporation.
“Broadridge”	means Broadridge Investor Communications Corporation.
“Circular”	means this management information circular and proxy statement of the Corporation dated April 26, 2024.
“Common Shares”	means the common shares of the Corporation.
“Compensation Committee”	means the compensation committee of the Board.
“Corporation” or “TerrAscend”	means TerrAscend Corp.
“CSE”	has the meaning ascribed thereto under the heading “Information Concerning the Corporation – General Information”.
“Director Nominees”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 1: Election of Directors”.
“Exchange Rate”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor”.
“Exchangeable Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
“Grant Date”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting –2024 Stock Option Plan Amendments”.
“Intermediary”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Meeting”	has the meaning ascribed thereto under the heading “Notice Of Annual Meeting Of Shareholders Of TerrAscend Corp. To Be Held On June 17, 2024”.
“MNP”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor”.

“Named Executive Officers” or “NEOs”	has the meaning ascribed thereto under the heading “Executive Compensation”.
“Nominating and Corporate Governance Committee or “NCGC”	means the Nominating and Corporate Governance Committee of the Board.
“NI 52-110”	has the meaning ascribed thereto under the heading “Corporate Governance – Board of Directors”.
“NI 54-101”	has the meaning ascribed thereto under the heading “General Proxy Matters – Solicitation of Proxies”.
“Non-Registered Shareholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Notice of Meeting”	means the 2024 Notice of Annual Meeting of Shareholders of the Corporation.
“OBCA”	means the Business Corporations Act (Ontario).
“Odyssey”	means Odyssey Trust Company.
“Options”	means stock options to purchase Common Shares issued pursuant to the Stock Option Plan.
“Ordinary Resolution”	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“PCAOB”	means the Public Company Accounting Oversight Board.
“Preferred Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
“Proportionate Voting Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
“Record Date”	has the meaning ascribed thereto under the heading “Notice Of Annual Meeting Of Shareholders Of TerrAscend Corp. To Be Held On June 17, 2024”.
“Reporting Insiders”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 3: Approval of an extension of stock option expiration dates for certain Reporting Insiders”.
“RSU Plan”	means the RSU Plan of the Corporation.

“SEC”	means the United States Securities and Exchange Commission.
“Securities Laws”

means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces and territories of Canada and the United States, the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the provinces/states and territories of Canada and the United States.

“SEDAR+”	means the System for Electronic Document Analysis and Retrieval +.
“Shareholders”	means the holders of Common Shares of the Corporation.
“Stock Option Extension Resolution”	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of Stock Option Extension Resolution”.
“Stock Option Plan”	means the Stock Option Plan of the Corporation.
“Third Party Proxyholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”.
“TSX”	means the Toronto Stock Exchange.
“US GAAP”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor”.
“Voting Instruction Form”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN

MATTERS TO BE ACTED UPON

No person or company who is, or at any time since the beginning of the fiscal year ended December 31, 2023 was, a director or executive officer of the Corporation, and no person who is a proposed Director Nominee for election as a director of the Corporation, or an associate or affiliate of any such director, executive officer or proposed Director Nominee, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting other than the Director Election Proposal and the Stock Option Extension Resolution.

MATTERS TO BE ACTED UPON AT THE MEETING

Presentation of Financial Statements

The audited consolidated financial statements of the Corporation for the year ended December 31, 2023, and the report of the auditor thereon will be presented at the Meeting. The financial statements of the Corporation and the report of the auditor thereon are publicly available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website through EDGAR at www.sec.gov. No vote by the Shareholders with respect to the audited consolidated financial statements is required.

Proposal No. 1: Election of Directors

The Board of the Corporation currently consists of five directors, all of whom have been recommended for re-election to the Board by the Nominating and Corporate Governance Committee, namely: Craig Collard, Kara DioGuardi, Ira Duarte, Ed Schutter, and Jason Wild (the “Director Nominees”). The Director Nominees are each a current director of the Corporation who was previously elected by the Shareholders, and their term of office expires at the close of the Meeting, unless re-elected.

Each elected director will hold office until the close of the next annual meeting of Shareholders following his or her election, or any postponement(s) or adjournment(s) thereof, unless his or her office is vacated earlier or until his or her successor is elected or appointed.

Management has no reason to believe that any of the Director Nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.

Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the election of each of the Director Nominees.

The following table sets forth information about each Director Nominee, including (i) his or her name, age, and province or state and country of residence, (ii) the period during which each has served as a director, (iii) memberships on committees of the Board, (iv) present principal occupation, business or employment, and (v) the number of Common Shares of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly.

Information regarding the number of Common Shares beneficially owned, or controlled or directed, directly or indirectly, by the Director Nominees, not being within the knowledge of the Corporation, is based upon information furnished by the applicable Director Nominee and is as at the date hereof.

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Craig Collard, 58 North Carolina, United Sates	Chief Executive Officer and Director, Heron Therapeutics	Lead Independent Director Chair of the Nominating and Corporate Governance Committee Member of the Audit	December 6, 2018	546,370 Common Shares(1)

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Committee and Compensation Committee
Kara DioGuardi, 53 Maine, United States	Co-Founder, Arthouse Entertainment	Director Member of Compensation Committee Member of Nominating and Corporate Governance Committee	March 3, 2022	185,532 Common Shares (2)
Ira Duarte, 55 North Carolina, United States	Chief Financial Officer, Heron Therapeutics	Director Chair of the Audit Committee Member of Nominating and Corporate Governance Committee	December 2, 2022	132,647 Common Shares
Ed Schutter, 72 Georgia, United States	Director	Director Chair of the Compensation Committee	November 2, 2020	1,458,475 Common Shares (3)
Jason Wild, 51 New York, United States	President and Chief Investment Officer, JW Asset Management, LLC	Director, Chairman of the Board, Executive Chairman	December 8, 2017	90,402,715 Common Shares (4)

________________

(1)
Mr. Collard also owns 150,000 Options to purchase Common Shares pursuant to the Stock Option Plan (as defined below) and has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation. Mr. Collard also owns 5,143 restricted stock units (“RSUs”) pursuant to the RSU Plan (as defined below).
(2)
Ms. DioGuardi has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation.
(3)
Mr. Schutter has economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation. Mr. Schutter also owns 12,600 Common Share purchase warrants exercisable for one Common Share at a price of C$6.49 until November 6, 2024; $2,000,000 principal amount of convertible debentures of the Corporation; and 5,253 RSUs pursuant to the RSU Plan.
(4)
Mr. Wild controls 2,663,403 Common Shares held by Jason Wild personally; 101,825 Common Shares held by Howard Wild 2012 Grandchildren’s Trust; 159,984 Common Shares held by Insight Wellness Fund, LLC; 2,499,854 Common Shares held by JW Growth Fund, LLC; 19,352,516 Common Shares held by JW Opportunities Master Fund, Ltd.; 50,621,892 Common Shares held by JW Partners, LP; 12,605,280 Common Shares held by JW Select Investments, LP; 2,290,761 Common Shares held by JW Opportunities Fund LLC; and 107,200 Common Shares held by Wild Family Foundation. Mr. Wild also controls 3,000 Preferred Shares held by JW Opportunities Master Fund, Ltd.; and 7,000 Preferred Shares held by JW Partners, LP. Mr. Wild also controls 50,000 Common Share warrants held personally; 33,334 Common Share warrants held by Howard Wild 2012 Grandchildren’s Trust; and 316,667 Common Share warrants held by JW Growth Fund, LLC. Mr. Wild also owns 200,000 Options to purchase Common Shares pursuant to the Stock Option Plan and 11,961 RSUs pursuant to the RSU Plan.

Director Biographies

The following are brief profiles of our Director Nominees, including a description of each individual’s principal occupation within the past five years.

Craig Collard

Craig A. Collard has served as a member of our Board since December 2018. Mr. Collard is currently the Chief Executive Officer and a member of the board of Heron Therapeutics, Inc., a commercial-stage biotechnology company, positions he has held since April 2023 and February 2023, respectively. He served as the Chief Executive Officer of Veloxis Pharmaceuticals, Inc. (“Veloxis”) from December 2015 until December 2021. Mr. Collard is a member of the board of directors of Sierra Oncology, Inc. Mr. Collard holds a Bachelor of Science in Engineering from the Southern College of Technology (now Southern Polytechnic State University) in Marietta, Georgia. The Corporation believes that Mr. Collard is qualified to serve on the Board of Directors because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Kara DioGuardi

Kara DioGuardi has served as a member of our Board since March 2022. Ms. DioGuardi co-founded Arthouse Entertainment, a music publishing company, in 2000 and is currently its Chief Executive Officer. Ms. DioGuardi graduated from Duke University in 1993 with a Bachelor of Political Science and Government. The Corporation believes that Ms. DioGuardi is qualified to serve on the Board because of her extensive experience in the music and publishing industry that brings a strong understanding of people, marketing and culture.

Ira Duarte

Ira Duarte has served as a member of our Board since December 2022. Ms. Duarte currently serves as Chief Financial Officer of Heron Therapeutics, Inc., a position she has held since June 2023. She previously held financial leadership roles at Veloxis Pharmaceuticals, Inc. beginning in 2016 and served as the Chief Financial Officer from October 2018 to June 2023. Prior to that, Ms. Duarte held various positions at both Cornerstone Therapeutics, Inc. and Biodelivery Science, Inc. Ms. Duarte holds a B.S. in Accounting from Florida Atlantic University. The Corporation believes that Ms. Duarte is qualified to serve on the Board because of her extensive experience as an executive, her financial expertise as a Chief Financial Officer and her industry experience in pharmaceuticals.

Ed Schutter

Ed Schutter has served as a member of our Board since November 2020. Mr. Schutter was Chief Executive Officer of Arbor Pharmaceuticals from 2010 to 2021. Mr. Schutter is a registered pharmacist with a B.S. degree in Pharmaceutical Sciences from Mercer University and an M.B.A. from Kennesaw State University. He has also completed graduate studies in International Business at Njienrode University, Amsterdam, Netherlands. Mr. Schutter is currently a board member of Tidal Vision, Vitruvias Therapeutics, Inc., Intrance Medical Systems, Inc. and Establishment Labs Holdings Inc. The Corporation believes that Mr. Schutter is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Jason Wild

Jason Wild has served as Chairman of our Board since December 2017. Mr. Wild is the President and Chief Investment Officer of JW Asset Management, LLC, an investment fund that he founded in 2003. Mr. Wild has also worked as a professional portfolio manager at JW Asset Management, LLC since 2003. Mr. Wild received a Bachelor’s Degree in Pharmacy from the Arnold and Marie Schwartz College of Pharmacy. The Corporation believes that Mr. Wild is qualified to serve on the Board because of his extensive experience in capital markets, the cannabis industry and his experience in pharmaceuticals.

Director Skills Matrix

In addition to the information provided in our directors’ biographies and elsewhere in this Circular, the following matrix summarizes certain skills and experience of our current directors, taking into account a number of qualifications we believe are important for service on our Board. This matrix is based on self-reported data collected from our directors. The matrix is intended to provide a summary of our directors’ self-reported qualifications and should not be considered to be a complete list of each director’s strengths and contributions to our Board.

Family Relationships

There are no family relationships between any of our executive officers, directors or Director Nominees.

Cease Trade Orders

To the knowledge of the Corporation, no proposed director of the Corporation is, or within the ten years before the date of this Circular, has been, a director or officer of any company that:

(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies

To the knowledge of the Corporation, no proposed director of the Corporation is, or within ten years before the date of this Circular, has been, a director or an executive officer of any company that, while the person was acting in that capacity, or within a year of that person ceasing to act in the capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets or made a proposal under any legislation relating to bankruptcies or insolvency.

To the knowledge of the Corporation, no proposed director of the Corporation has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Advance Notice Provision

The Corporation’s by-laws include an Advance Notice Provision. The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.

The purpose of the Advance Notice Provision is to ensure that all Shareholders – including those participating in a given meeting by proxy rather than in person – receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

For a summary of what constitutes “timely notice” under the Advance Notice Provision, see the section entitled “General Proxy Matters - Shareholder Proposals and Director Nominations – Advance Notice Provision”.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar.

The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision at the date of this Circular.

Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor

Management proposes the ratification of the re-appointment by the Audit Committee of MNP LLP (“MNP”), Chartered Professional Accountants, of Toronto, Ontario, as auditor of the Corporation at remuneration to be fixed by the Board. MNP was first appointed as auditor of the Corporation on March 7, 2017. To the Corporation’s knowledge, a representative of MNP will not be present at the Meeting, although the firm will be permitted to make a statement if it so desires.

The following table sets out the fees for services provided to the Corporation by our independent registered public accounting firm for the years ended December 31, 2023 and December 31, 2022.

Nature of Services	December 31, 2023(1)	December 31, 2022 (1)
Audit Fees(2)	$1,639,414	$2,286,914
Audit-Related Fees(3)	$--	$5,758
Tax Fees(4)	$300,661	$193,216
All Other Fees	$--	$--
Total	$1,940,075	$2,485,888

________________

(1) Such fees were paid in Canadian dollars and translated into U.S. dollars using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 31, 2023 of C$1.3497 = US$1.00 and on December 31, 2022 of C$1.3014 = US$1.00 for the respective periods (the “Exchange Rate”, as applicable).

(2) Consists of fees for audit services. This includes, among other things, quarterly reviews and audit of the annual financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements. Included in the December 31, 2022 audit fees are audit services of $636,335 relating to the Corporation’s Form 8-K for the acquisition of Gage Growth Corp. The 8-K filing included the December 31, 2021 audited standalone financial statements of Gage Growth Corp.

(3) Consists of fees that traditionally are performed by the independent accountant. This includes, among other things, review of the Registration Statement on Form 10 and the Registration Statements on Form S-8 and S-3 filings.

(4) Consists of fees billed for tax compliance.

The Audit Committee pre-approved all services provided by MNP in 2023. The Audit Committee has pre-approved all services anticipated to be provided by MNP during 2024.

On March 15, 2023, the Corporation adopted an Audit Committee Pre-approval Policy for the approval of services of the independent registered accounting firm. The Policy sets forth the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval. The policy generally pre-approves specified services in the defined categories of audit-services, audit-related services and tax services up to specified amounts. Pre- approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the re-appointment of MNP as auditor of the Corporation to hold office until the close of the next annual meeting of Shareholders and the authorization of the Board to fix their remuneration.

Proposal No. 3: Approval of Stock Option Extension Resolution

At the Meeting, Shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, an Ordinary Resolution approving the extension of stock options held by certain executive officers, employees, directors and consultants of the Corporation (the “Stock Option Extension Resolution”), to conform with TSX-conformed Stock Option Plan that was recently adopted and approved by Shareholders at the Corporation’s last annual meeting. The Corporation wishes to extend Options held by certain of its executive officers, employees, directors and consultants to 10 years from the date of grant. The rules of the TSX provide that an extension to the term of an Option benefitting an insider of the Corporation requires shareholder approval.

The following reporting insiders of the Corporation hold Options that are scheduled to expire as set forth in the table below, and it is proposed that the expiry date of such Options be extended. The extension of the Options is consistent with the Stock Option Plan and is intended to harmonize the terms of the Options with the additional outstanding Options of the Corporation. Accordingly, Shareholders are being asked to approve the extension of the Options in the manner set forth in the table below:

Name and Position	Grant Date	Exercise Price	Quantity	Current Expiration Date	Amended Expiration Date
Craig Collard (Director)	04/24/2019	$6.44	150,000	04/24/2024	04/24/2029
Keith Stauffer (CFO)	04/27/2020	$2.31	700,000	07/24/2025	04/27/2030
Lisa Swartzman (Former Director)(1)	04/24/2019	$6.44	150,000	06/22/2026	04/24/2029
Lisa Swartzman (Former Director)	01/27/2020	$2.23	250,000	06/22/2026	05/08/2030

(1) Ms. Swartzman did not stand for re-election to the Board at the Corporation’s 2023 Annual Meeting of the Shareholders, and therefore, the term of her directorship ceased as of June 22, 2023.

It is proposed that a total of 1,250,000 Options be extended as described above, which represents approximately 0.43% of the Corporation’s issued and outstanding Common Shares as of the Record Date.

Common Shares held by insiders and their associates who will have Options extended pursuant to the Stock Option Extension Resolution (comprising an aggregate of 973,643 Common Shares, or approximately 0.33% of the outstanding Common Shares as of the Record Date) will be excluded from the vote, as required by the rules of the TSX.

The Board recommends that Shareholders vote FOR the Stock Option Extension Resolution. Common Shares represented by proxies in favor of the person designated on the form of proxy will be voted FOR the Stock Option Extension Resolution, unless a Shareholder has specified in the form of proxy that his, her or its Common Shares are to be voted against the Stock Option Extension Resolution.

The text of the Stock Option Extension Resolution to be submitted to Shareholders at the Meeting is set forth below:

“IT IS HEREBY RESOLVED, THAT:

1.
the extension of the outstanding stock options of TerrAscend Corp. (the “Corporation”) held by certain executive officers and directors of the Corporation, as more particularly described in the management information circulated dated April 26, 2024, is hereby ratified, confirmed and approved;
2.
any director or officer of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, such other documents and instruments and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Corporation be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Corporation being conclusive evidence of such determination.”

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EXECUTIVE OFFICERS

Our executive officers, are as follows:

Ziad Ghanem: Ziad Ghanem has served as the Corporation’s President since January 2022 and as Chief Executive Officer since March 2023. From January 2022 to March 2023, Mr. Ghanem served as our Chief Operating Officer. Mr. Ghanem served as President of all markets at Parallel, a privately held, vertically integrated, multi-state cannabis operator in the U.S, from November 2020 to December 2021. Mr. Ghanem has also previously served in senior leadership roles at Walgreens Boots Alliance. Mr. Ghanem received a Doctor of Pharmacy from the University of Houston.

Keith Stauffer: Keith Stauffer has served as the Corporation’s Chief Financial Officer since April 2020. Mr. Stauffer previously served as Senior Vice President of Finance and Chief Financial Officer of the Global Consumer Beauty Division at Coty, Inc. from August 2018 to March 2020. From January 2008 to May 2018, Mr. Stauffer worked at The Hershey Company, most recently as Vice President of Finance and Chief Financial Officer for Hershey’s International business. Prior to working at The Hershey Company, Mr. Stauffer held various finance positions, both domestically and internationally, at Dell Technologies and Proctor & Gamble. Mr. Stauffer received an MBA and a Bachelor of Science in Industrial Engineering from Purdue University.

Lynn Gefen: Lynn Gefen has served as the Corporation’s Chief Legal Officer and Corporate Secretary since May 2022. From July 2014 to May 2022, Ms. Gefen served as Deputy General Counsel, Chief Risk and Compliance Officer and Assistant Secretary at HomeServe, a publicly traded, independent provider of home repair service solutions. Prior to her role at HomeServe, Ms. Gefen worked for Diageo North America, an alcoholic beverage company, from January 2011 to June 2014 and was Associate General Counsel, Chief Compliance Officer and Assistant Secretary at Citrix Systems, a technology company, from 2000 to 2009. Ms. Gefen received a J.D. from American University and a Bachelor of Arts from the University of Florida.

EXECUTIVE COMPENSATION

As an “emerging growth company,” TerrAscend is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who are the individuals who (i) served as our principal executive officer, (ii) our two other most highly compensated executive officers other than the principal executive officer, and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers during the last completed fiscal year (the “Named Executive Officers” or “NEOs”).

Each of the NEOs are employed in their respective role for an indefinite period of time, in accordance with each NEO’s employment agreement as outlined in “Compensation of Named Executive Officers”. All arrangements for NEOs are as outlined in their respective employment agreement and as otherwise determined by the Board.

For the financial year ended December 31, 2023, the Corporation’s Named Executive Officers were:

Name	Age(1)	Position
Ziad Ghanem	46	President and Chief Executive Officer(2)
Keith Stauffer	54	Chief Financial Officer
Lynn Gefen	53	Chief Legal Officer and Corporate Secretary

________________

(1) As of the date of this Circular.

(2) Mr. Ghanem was appointed President and Chief Operating Officer on January 5, 2022, and was promoted to President and Chief Executive Officer on March 29, 2023.

The following disclosure outlines the Corporation’s pay decisions in 2023 for the NEOs and directors and provides context for the data presented in the accompanying compensation tables.

Compensation Philosophy and Goals

The Board makes decisions regarding all forms of compensation, including salaries, bonuses and equity incentive compensation, paid to the Corporation’s CEO, CFO and other executive officers, as applicable, as well as approves corporate goals and objectives relevant to their compensation. The Board also administers employee incentive compensation, including the Corporation’s Stock Option Plan and RSU Plan.

The Corporation’s compensation practices follow directly out of the recently adopted Total Reward Philosophy for the Corporation, which includes the following objectives:

1. Attract and retain talent to continue to build TerrAscend into a leading multi-state operator.

2. Foster a culture that combines the drive for company growth with managing the financial resources of the company in a responsible way.

3. Operate a compensation framework that rewards both long-and short-term performance, maintains internal equity and aligns with the external market for talent.

The Board seeks to compensate executive officers by combining short-term and long-term cash and equity incentives. It also seeks to reward the achievement of corporate and individual performance objectives and to align executive officers’ incentives with the Corporation’s performance. The Corporation seeks to tie individual goals to the area of the executive officer’s primary responsibility. These goals may include the achievement of specific financial, strategic, or business development goals. Corporate performance goals are tied to the Corporation’s financial performance during the applicable financial year.

In order to achieve the Corporation’s growth objectives, attracting and retaining the right team members is critical. A key part of this is providing compensation that attracts high performers and compensates them for their continued

achievements. Employee participation in the Stock Option Plan and the RSU Plan drives employee retention, entrepreneurial behavior and share ownership. The Corporation’s communication of clear and concrete criteria and process for merit-based increases and bonuses also motivates its employees to achieve individual and corporate goals.

Summary Compensation Table

The following table sets out all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Corporation to each NEO who performed such functions, in any capacity, during the financial years ended December 31, 2023 and December 31, 2022. All NEOs were paid in US dollars.

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Option awards ($)	Value of all other compensation ($) (2)	Total ($)
Ziad Ghanem (3) President Chief Executive Officer	2023	479,808	206,510	386,798	Nil	24,555	1,097,670
	2022	412,468	166,500	170,000	1,857,684	Nil	2,606,652
Keith Stauffer (4) Chief Financial Officer	2023	428,423	985,343	256,769	Nil	35,366	1,705,901
	2022	404,266	421,312	145,600	106,567	Nil	1,077,745
Lynn Gefen(5) Chief Legal Officer Secretary	2023	343,269	96,049	166,040	Nil	21,097	626,455
	2022	191,441	Nil	79,068	1,167,122	Nil	1,437,631
(1)
This column reflects the aggregate grant date fair value of RSUs granted during the year measured pursuant to FASB Accounting Standards Codification Topic 718 (“ASC Topic 718”). This calculation assumes that the NEOs will perform the requisite service for the award to vest in full as required by the SEC rules. The amounts reported do not reflect the actual economic value that will be realized by the Named Executive Officer upon the settlement of such stock awards or the sale of the Common Shares issuable upon the settlement of such stock awards. The assumptions we used in valuing RSUs are described in Note 2 - Summary of Significant Accounting Policies and Note 14 - Share Based Compensation Plans to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2)
This column includes employer paid contributions to retirement benefit plans and premiums paid for health and life insurance.
(3)
Mr. Ghanem joined the Corporation as President and Chief Operating Officer on January 5, 2022, and was promoted to President and Chief Executive Officer on March 29, 2023. The 2022 salary reported reflects the pro rata portion of Mr. Ghanem’s 2022 annual salary of $425,000.
(4)
Effective November 9, 2023, Mr. Stauffer received 300,000 immediately vested RSUs in exchange for the surrender of 300,000 Options as provided for in Mr. Stauffer’s employment agreement dated April 22, 2020, of which 122,670 shares were withheld to satisfy Mr. Stauffer’s tax withholding obligations in connection with the settlement of the RSUs.
(5)
Ms. Gefen joined the Corporation as Chief Legal Officer and Corporate Secretary on May 23, 2022. The 2022 salary reported reflects the pro rata portion of Ms. Gefen’s annual salary of $325,000.

Compensation of Named Executive Officers

In order to achieve the Corporation’s executive compensation objectives, the compensation paid to NEOs consists primarily of three elements: base salary, annual bonuses and long-term equity incentives. The Board conducts reviews with respect to officer compensation at least once a year.

Compensation for executive officers is established based on the scope of their responsibilities and their prior relevant experience, taking into account compensation paid by other companies in the industry for similar positions and the overall market demand for such executives. The Board, through the Compensation Committee, reviews the public disclosure available for other comparable cannabis companies to assist in determining the competitiveness of the base salary, bonuses, benefits and Options paid to the executive officers of the Corporation, to ensure that the executive officer’s total compensation is in line with the Corporation’s overall total rewards philosophy. The Compensation Committee may, but is not obligated to, benchmark compensation to members of its peer group or similar companies as the Corporation matures.

(i)
Base Salary

Base salaries are reviewed annually and are increased for merit reasons, based on the executive’s success in meeting or exceeding individual objectives and/or for market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope or breadth of an executive’s role or responsibilities, as well as for market competitiveness. See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO.

(ii) Bonus Plans

The Corporation’s employee compensation program includes eligibility for annual incentive cash bonuses. Parameters for NEO bonuses are set out in each executive’s employment agreement and the Corporation’s annual incentive plan (“AIP”). See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO. Each NEO has defined performance objectives determined with consideration to the role of the executive. Bonuses paid pursuant to the AIP are based on the Corporation’s financial and non-financial results. Financial parameters used to determine the financial performance of the Corporation are the revenue and EBITDA of the Corporation and revenues and EBITDA at the divisional level each as compared with the budget. For each of these parameters and levels, there are minimum and maximum expectations annually. Bonus determinations for 2023 were based largely on the financial performance of the Corporation, and were distributed subsequent to year-end. However, there was recognition by the Board, through the Compensation Committee, that NEOs should be compensated based on progress for strategic initiatives to be implemented beyond the current fiscal year, in addition to the financial performance of the Corporation. This permits the Corporation to acknowledge contributions which will have delayed financial value. As formally introduced into the Corporation’s AIP on April 25, 2022, NEOs are assessed on the forward-looking strategic initiatives. This has been reviewed and subsequently detailed further by the Compensation Committee at the end of 2023. As a result, for 2024, NEO bonuses have the following breakdown: 60% is based on the Corporation’s performance and 40% is based on progress for enterprise strategic initiatives for the future. The Compensation Committee has discretion to adjust bonuses as they deem appropriate.

(iii) Long-Term Equity Incentives

The Corporation currently has in place a rolling 15% Stock Option Plan and an RSU Plan. See section below entitled “Stock Option Plan and RSU Plan” for a description of each plan.

Stock Option Plan and RSU Plan

Stock Option Plan

The purpose of the Stock Option Plan is to (i) provide the Corporation with the advantages of the incentive inherent in equity ownership in the Corporation by employees, directors and consultants of the Corporation and its subsidiaries (collectively referred to as “Participants” and each a “Participant”); (ii) create in such persons a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; (iii) encourage such persons to remain with the Corporation and its subsidiaries; and (iv) attract employees, directors and consultants of the highest caliber by offering them an opportunity to share in any increase in value of the Common Shares resulting from their efforts.

The following is a summary of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, which is attached as Schedule “B” of the management information circular of the Corporation dated May 1, 2023, which is available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov.

The Corporation currently has in place a rolling 15% Stock Option Plan, pursuant to which approximately 16,268,287 Options were outstanding as of December 31, 2023. The Board is responsible for administering the Stock Option Plan.

The Stock Option Plan currently provides that the number of Common Shares that may be reserved for issuance upon the exercise of Options to purchase Common Shares (and together with any other share compensation arrangement of the Corporation, including the RSU Plan) will not exceed (in the aggregate) 15% of the outstanding Common Shares on each date on which the Option or other award, as applicable, is granted (the “Grant Date”) on a non-diluted basis. The Corporation is required, at all times during the term of the Stock Option Plan, to reserve and keep available the number of Common Shares necessary to satisfy the requirements of the Stock Option Plan.

The number of Common Shares reserved for issuance to any one person under an Option granted pursuant to the Stock Option Plan, when combined with the number of Common Shares reserved for issuance under all awards granted within the one-year period prior to the Grant Date under all other share compensation plans, including the Stock Option Plan and the RSU Plan, may not exceed 5% of the issued and outstanding Common Shares at the Grant Date on a non-diluted basis, unless the Corporation has obtained disinterested shareholder approval. The number of Common Shares reserved for issuance under an award granted pursuant to the Stock Option Plan to any (i) consultant, or (ii) party providing investor relation services, when combined with the number of Common Shares reserved for issuance under all Options granted within the one-year period prior to the Grant Date to (i) all consultants, or (ii) all parties providing investor relation services, respectively, cannot exceed 2% of the issued and outstanding Common Shares on the Grant Date on a non-diluted basis.

Unless disinterested shareholder approval is obtained, the number of Common Shares that may be reserved for issuance to insiders pursuant to the grant of Options under the Stock Option Plan and under any other share compensation arrangement, including the RSU Plan, will not exceed, in the aggregate, 10% of the outstanding Common Shares on a non-diluted basis at any point in time.

Unless disinterested shareholder approval is obtained, an Option may only be granted to an insider under the Stock Option Plan if the number of Common Shares reserved for issuance under that Option, when combined with the number of Common Shares reserved for issuance under awards granted within the one-year period before the Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date on a non- diluted basis.

The annual burn rate of each arrangement for 2023, as calculated in accordance with Section 613(p), is approximately 0.78% for stock options. The following table summarizes the annual burn rate for 2021, 2022, and 2023:

Annual Burn Rate By Year
2021	1.87%
2022	2.89%
2023	0.78%

Options to purchase Common Shares granted under the Stock Option Plan will have an exercise price not less than the “fair market value” of a Common Share on the Grant Date, being the five (5) day volume weighted average price of the Common Shares based on the Grant Date of the Option. The exercise price, term and vesting of Options to purchase Common Shares shall otherwise be as approved by the Board. Unless otherwise determined by the Board, Options to purchase Common Shares typically vest and become exercisable at a rate of 25% on each of the first four anniversary dates from the date of grant.

In the event that a Participant ceases to be an Eligible Person (as such term is defined in the Stock Option Plan): (i) any unvested portion of any Option held by that Participant will immediately expire as of the Termination Date (as such term is defined in the Stock Option Plan); and (ii) any vested portion of any Option will expire on the earlier of the Option Expiry Date (as such term is defined in the Stock Option Plan) set by the Board and: (a) in the case of termination of employment by the Corporation or an affiliate of the Corporation without cause, or the failure by the

Corporation or an affiliate of the Corporation to renew a contract for services at the end of its term, the date which is 90 days (or, in the case of an Incentive Stock Option (as such term is defined in the Stock Option Plan), three months) after the Termination Date, (b) in the case of voluntary resignation of employment from the Corporation or an affiliate of the Corporation, the date which is 90 days (or, in the case of an Incentive Stock Option, three months) after the Termination Date, (c) in the case of the death of the Participant, the date which is one year after the death, (d) in the case of the disability or retirement of the Participant, the date which is 180 days (or, in the case of an Incentive Stock Option, three months, subject to certain exceptions) after the Termination Date, and (e) in all other cases, the Termination Date.

Subject to certain exceptions, the Options and all benefits and rights accruing to Participants in accordance with the terms and conditions of the Stock Option Plan are not directly or indirectly transferable and cannot be assigned, charged, pledged or hypothecated, or otherwise alienated, by a Participant, whether voluntarily, involuntarily, by operation of law or otherwise. On a Participant’s death, vested Options, benefits and rights may pass by the Participant’s will or the laws of descent or distribution to the legal representative of the Participant’s estate or any other person who acquires the Participant’s vested Options by way of bequest or inheritance.

Common Shares which have been issued on the exercise of an Option will again be available for grants under the Stock Option Plan, and will be considered to be part of the pool of Common Shares available for Options to purchase Common Shares under the Stock Option Plan. Any Common Share subject to an Option granted under the Stock Option Plan that expires or terminates without having been exercised shall again be available for a grant of Options under the Stock Option Plan. The term of the Options to purchase Common Shares granted under the Stock Option Plan shall not exceed ten years from the date of grant.

Subject to certain limitations, the Board may amend, suspend or discontinue the Stock Option Plan or any Option at any time in its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Stock Option Plan or of any Option may (i) materially and adversely affect any Option previously granted under the Stock Option Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the stock exchange or over-the-counter market on which the Common Shares are then listed or posted for trading or quoted, as the case may be (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Stock Option Plan or the Corporation is subject to.

RSU Plan

The purpose of the RSU Plan is to: (i) promote a further alignment of interests between directors, officers, consultants and key employees of the Corporation, or a subsidiary, and the shareholders of the Corporation; (ii) associate a portion of such persons’ compensation with the returns achieved by shareholders of the Corporation; and (iii) attract and retain such directors, officers, consultants and key employees with the knowledge, experience and expertise required by the Corporation.

The following information is a summary of the material terms of the Corporation’s RSU Plan and is qualified in its entirety by reference to the full text of the RSU Plan, which is attached as Schedule “C” to the management information circular of the Corporation dated May 1, 2023, which is available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

The Corporation currently has in place a RSU Plan, pursuant to which 1,078,584 RSUs were outstanding as of December 31, 2023. The Board is responsible for administering the RSU Plan.

Pursuant to the RSU Plan, the number of Common Shares that may currently be reserved for issuance under the RSU Plan and under any other share compensation plans of the Corporation, including the Stock Option Plan, will not exceed (in the aggregate) 15% of the outstanding Common Shares on the grant date on a non-diluted basis. The Corporation is required, at all times during the term of the RSU Plan, to reserve and keep available the number of Common Shares necessary to satisfy the requirements of the RSU Plan.

The number of Common Shares reserved for issuance to any one person pursuant to the grant of awards under the RSU Plan, when combined with the number of Common Shares reserved for issuance under all awards granted within the one-year period prior to the Grant Date under all other share compensation plans, including the Stock Option Plan and the RSU Plan, may not exceed 5% of the issued and outstanding Common Shares at the Grant Date on a non- diluted basis, unless the Corporation has obtained disinterested shareholder approval. The number of Common Shares reserved for issuance under an award granted pursuant to the RSU Plan to any: (i) consultant, or (ii) party providing investor relation services, when combined with the number of Common Shares reserved for issuance under all awards granted under the RSU Plan within the one-year period prior to the Grant Date to (i) all consultants, or (ii) all parties providing investor relation services, respectively, cannot exceed 2% of the issued and outstanding Common Shares on the Grant Date on a non-diluted basis.

Unless disinterested shareholder approval is obtained, the number of Common Shares that may be reserved for issuance to insiders pursuant to the grant of awards under the RSU Plan and under any other share compensation arrangement, including the Stock Option Plan, will not exceed, in the aggregate, 10% of the outstanding Common Shares on a non-diluted basis at any point in time.

Unless disinterested shareholder approval is obtained, an award under the RSU Plan may only be granted to an insider under the RSU Plan if the number of Common Shares reserved for issuance under that award, when combined with the number of Common Shares reserved for issuance under awards granted within the one-year period before the Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date on a non-diluted basis.

Any vested RSUs will be settled in the form of Common Shares as provided in the applicable award agreement. Unless otherwise determined by the Board, RSUs typically vest over a four-year period and are settled on each of the first four anniversary dates from the date of grant. Awards granted under the RSU Plan will have a market value on any given date of the closing price of the Common Shares on any exchange the Corporation is then listed on the trading day prior to the relevant date. The term, vesting and any performance conditions applicable to an award of RSUs shall be as approved by the Board. RSUs awarded pursuant to the RSU Plan are non-transferable.

Employment, Consulting and Management Agreements

As of the date of this Circular, the Corporation has employment agreements with each of its Named Executive Officers, Ziad Ghanem, its President and Chief Executive Officer, Keith Stauffer, its Chief Financial Officer and Lynn Gefen, its Chief Legal Officer and Corporate Secretary. Such employment agreements provide for, among other things, the continuation of the employment for an indefinite term, subject to termination as provided for in the employment agreements.

Employment Agreement – Ziad Ghanem – President and CEO

Pursuant to an employment agreement dated January 10, 2022 (“January 2022 Employment Agreement”). Mr. Ghanem was entitled to an annual salary of $425,000 and was eligible to participate in a bonus plan whereby he had an annual bonus opportunity of 40% of his annual salary payable in cash, with the full amount guaranteed in the first year, and long term incentive (“LTI”) in the form of RSUs of up to 40% of his annual salary pursuant to the Corporation’s Share Unit Plan and as determined by the Board from time to time. Mr. Ghanem received a one-time grant of 30,000 RSUs and 325,000 Options, subject to the Corporation’s policies and received a further grant of 350,000 Options on September 23, 2022. The January 2022 Employment Agreement provided that, in the event that the Corporation terminated Mr. Ghanem’s employment without cause, Mr. Ghanem would be entitled to: (i) continued pay and benefits for a twelve months period, less applicable deductions (“Severance Pay”); and (ii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis.

On March 29, 2023, the Board promoted Mr. Ghanem to President and Chief Executive Officer. In connection with his appointment, the Corporation, entered into an executive employment agreement with Mr. Ghanem (the “New Employment Agreement”), dated and effective as of March 29, 2023. Pursuant to the New Employment Agreement, Mr. Ghanem will receive an annual base salary of $500,000 and will be eligible, among other things: (i) to receive an annual discretionary performance bonus of 75% of his then-current base salary, (ii) to continue participating in employee benefit programs and plans and (iii) to receive LTI in the form of RSUs of up to 100% of his then-current base salary pursuant to the Corporation’s Share Unit Plan and as determined by the Board from time to time. In the event that the Corporation terminates Mr. Ghanem’s employment without cause, Mr. Ghanem would be entitled to: (i) continued pay and benefits for a twelve months period, less applicable deductions (“Severance Pay”); and (ii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of his employment agreement, Mr. Ghanem agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Ghanem is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment.

In the event of a change of control, 100% of Mr. Ghanem’s unvested Options and RSUs will accelerate and vest immediately. In addition, if Mr. Ghanem’s employment is terminated without cause or for good reason within 12 months following a change of control, Mr. Ghanem will be entitled to two times his Severance Pay and, if not yet paid, his full bonus for the prior calendar year and full bonus for the current calendar year.

As of April 2024, Mr. Ghanem received an annual base salary increase to $527,500.

Employment Agreement – Keith Stauffer – Chief Financial Officer

Pursuant to an employment agreement dated April 22, 2020, as amended and restated on November 9, 2023 (the “Stauffer A&R Agreement”), Mr. Stauffer is entitled to an annual salary of $433,000 and is eligible to participate in a bonus plan whereby he will have an annual bonus opportunity of 50% of his annual salary, payable in cash or RSUs that will vest immediately upon award, and long term incentive of up to 100% of his annual salary payable in RSUs. In the event that the Corporation terminates Mr. Stauffer’s employment without cause, Mr. Stauffer would be entitled to: (i) continued pay and benefits for a twelve (12) month period, less applicable deductions; (ii) pro-rata bonus (cash or equivalent) and (iii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of his employment agreement, Mr. Stauffer agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Stauffer is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment. On November 9, 2023, in connection with entry into the Stauffer A&R Agreement, the Corporation issued immediately vested 300,000 RSUs to Mr. Stauffer in exchange for his surrender of stock option to purchase 300,000 shares of the Corporation’s common stock that were granted to Mr. Stauffer pursuant to his original employment agreement dated April 22, 2020.

In the event of a change of control, 100% of Mr. Stauffer’s unvested options and RSUs will accelerate and vest immediately. In addition, if Mr. Stauffer’s employment is terminated without cause or for good reason within 12 months following a change of control, Mr. Stauffer will be entitled to two times his Severance Pay (as defined in the Stauffer A&R Agreement), two times his COBRA Cash Stipend (as defined in the Stauffer A&R Agreement) and, if not yet paid, his full bonus for the prior calendar year and full bonus for the current calendar year.

As of April 2024, Mr. Stauffer received an annual base salary increase to $456,815.

Employment Agreement – Lynn Gefen – Chief Legal Officer and Corporate Secretary

Pursuant to an employment agreement dated May 23, 2022, as amended and restated on May 11, 2023 (the “Gefen A&R Agreement”), Ms. Gefen is entitled to an annual salary of $350,000 and is eligible to participate in a bonus plan whereby she will have an annual bonus opportunity of 40% of her annual salary payable in cash, and long term incentive in the form of RSUs of up to 40% of her annual salary. In 2022, Ms. Gefen received 275,000 Options on May 25, 2022, and 281,250 Options on September 23, 2022, subject to the Corporation’s policies. In the event that the Corporation terminates Ms. Gefen’s employment without cause, Ms. Gefen would be entitled to: (i) continued pay and benefits for a twelve (12) month period, less applicable deductions; and (ii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of the Gefen A&R Agreement,, Ms. Gefen agreed that she shall not engage in any activity which is in competition with the Corporation during her employment and for a period of twelve months thereafter. Ms. Gefen is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following her last day of active employment.

In the event of a change of control, 100% of Ms. Gefen’s unvested options and RSUs will accelerate and vest immediately. In addition, if Ms. Gefen’s employment is terminated without cause or for good reason within 12 months following a change of control, Ms. Gefen will be entitled to two times her Severance Pay (as defined in the Gefen A&R Agreement), two times her COBRA Cash Stipend (as defined in the Gefen A&R Agreement) and, if not yet paid, her full bonus for the prior calendar year and full bonus for the current calendar year.

As of April 2024, Ms. Gefen received an annual base salary increase to $369,250.

Outstanding Equity Awards at 2023. Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2023.

Outstanding Equity Awards
	Option Awards				Stock Awards
Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ziad Ghanem	81,250	243,750(1)	Nil	5.55	01/05/32	22,500	36,675	Nil	Nil
	87,500	262,500(1)	Nil	1.32	09/23/32	114,094	185,973	Nil	Nil
Keith Stauffer	700,000(2)	Nil	Nil	2.31	4/27/25	4,334	7,064	Nil	Nil
	25,000	75,000(1)	Nil	1.32	10/03/32	50,862	82,905	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	279,195	455,087	Nil	Nil
Lynn Gefen	68,750	206,250(1)	Nil	3.90	5/25/32	53,066	86,497	Nil	Nil
	70,312	210,938(1)	Nil	1.32	10/3/32	Nil	Nil	Nil	Nil

(1)
Such Options vest annually over four (4) years from the grant date.
(2)
Effective November 9, 2023, Mr. Stauffer received 300,000 immediately vested RSUs in exchange for the surrender of 300,000 Options as provided for in Mr. Stauffer’s employment agreement dated April 22, 2020, of which 122,670 shares were withheld to satisfy Mr. Stauffer’s tax withholding obligations in connection with the settlement of the RSUs.

Pension Benefits

The Corporation does not have a pension plan that provides for payments or benefits to the NEOs or directors at, following, or in connection with retirement.

Directors’ and Officers’ Liability Insurance

The Corporation holds director and officer liability insurance in the aggregate amount of $10,000,000, subject to a $1,000,000 deductible payable by the Corporation. The annual premium paid by the Corporation for this coverage is $2,500,000 for the 12-month period ending May 6, 2024.

No indemnification under Section 136 of the OBCA was paid or became payable in 2023.

STATEMENT OF DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth a summary of the compensation paid to TerrAscend’s non-employee directors during 2023.

Name	Stock Awards ($)(1) (2)	Total ($)
Jason Wild	500,000	500,000
Craig Collard	225,500	225,000
Kara DioGuardi	212,000	212,000
Ira Duarte	225,000	225,000
Ed Schutter	212,000	212,000
Lisa Swartzman(3)	97,780	97,780

(1)
Amounts represent the aggregate grant date fair value of RSU awards granted to our non-employee directors during 2023, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.
(2)
The aggregate number of shares outstanding under all stock awards and Options held by our non-employee directors as of December 31, 2023 are set forth in the table below.
(3)
Ms. Swartzman did not stand for re-election to the Board at the Corporation’s 2023 Annual Meeting of the Shareholders, and therefore, the term of her directorship ceased as of June 22, 2023.

Compensation of Directors

The Compensation Committee conducts reviews with respect to director compensation at least once a year. In 2023, the annual base compensation for directors was an aggregate of $200,000 per director, paid entirely in RSUs (or the pro rata amount thereof based on time served in a year). Additional compensation for participation in the committees of the Board is as follows (all of which shall be paid in RSUs): an additional remuneration of $19,500 for the Audit Committee Chair, $7,500 for Audit Committee members, $12,000 for the Compensation Committee Chair, and $6,000 for Compensation Committee members, and $12,000 for the Nominating and Corporation Governance Committee Chair, and $6,000 for Nominating and Corporation Governance Committee members. The Chair (or Executive Chair) of the Board is paid an additional $300,000 (in RSUs). Directors are issued RSUs on the date of the Meeting, with each RSU vesting on the last calendar day of the year. Additionally, all directors are reimbursed for the out-of-pocket expenses related to their attendance at Board and committee meetings.

For more information regarding the Corporation’s pay decisions in 2023 please see section above entitled “Compensation Philosophy and Goals.”

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out certain details as at December 31, 2023, with respect to the Stock Option Plan and the RSU Plan, being the sole equity compensation plans pursuant to which equity securities of the Corporation are authorized for issuance. A description of the Stock Option Plan and RSU Plan can be found in the section above entitled “Executive Compensation – Stock Option Plan and RSU Plan”.

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c) (1)
Stock Option Plan	16,268,287	$3.90	25,902,253
RSU Plan	1,078,584	N/A
Equity Compensation plans not approved by security holders	0	N/A
(1)
The Stock Option Plan and the RSU Plan each currently provides that the number of Common Shares that may be reserved for issuance under both of these plans (together with any other share compensation arrangement of the Corporation) will not exceed, in the aggregate, 15% of the outstanding Common Shares (on a non-diluted basis) on any given date. As of December 31, 2023, 288,327,497 Common Shares were issued and outstanding. Therefore, 25,902,253 Options and RSUs were available for issuance under the Stock Option Plan and the RSU Plan on that date (December 31, 2023, being 15% of the number of Common Shares issued and outstanding, less 16,268,287, being the number of securities to be issued upon exercise of the outstanding Options, and less 1,078,584, being the number of securities to be issued upon issuance of the outstanding RSUs).
(2)
In addition to the weighted average exercise price of Options noted above of $3.43, the weighted average exercise price of warrants outstanding as of December 31, 2023 is $4.21. On an aggregate basis, including outstanding Options, warrants, and RSUs, the weighted average exercise price is $3.90.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

As of the date hereof, none of the current or former directors, executive officers or employees of the Corporation or any of its subsidiaries is indebted to the Corporation, and, as at the date hereof, the indebtedness, if any, of such persons to other entities is not the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACIONS

To the best of the Corporation’s knowledge, no director or executive officer of the Corporation or persons or companies who directly or indirectly beneficially own, or exercise control or direction over, more than 10% of any class of the Corporation’s outstanding voting securities, nor any associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since the commencement of the fiscal year ended December 31, 2023 or in any proposed transaction which has materially affected or will materially affect the Corporation.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2023, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which the Corporation has been a party, where the amount involved in the transaction or proposed transaction is in excess of $120,000 and in which any of our directors, executive officers or, to our knowledge, any person or company who beneficially owns, controls or directs directly or indirectly, more than 5% of our voting securities or any associate or affiliate (including member of the immediate family) of any of the forgoing persons had or will have a direct or indirect material interest by way of beneficial ownership of securities or otherwise. There have not been, nor are there currently any proposed, transactions or series of similar transactions to which the Corporation has been or will be a party other than compensation arrangements, which include equity and other compensation, termination, or change in control and other arrangements, which are described under “Executive Compensation” and “Statement of Director Compensation”.

Indemnification Agreements

The Corporation indemnifies its directors and officers to the fullest extent permitted by law pursuant to indemnification agreements entered between the Corporation and each of its directors and officers. Each indemnification agreement also provides that, on satisfaction of certain conditions, the Corporation will advance expenses incurred by a director or officer prior to the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer or director for any liability arising out of his or her actions in that capacity regardless of whether the Corporation would otherwise be permitted to indemnify him or her under the provisions of Ontario law.

Related Party Transactions Policy

The Corporation adopted a related party transaction policy on January 25, 2023, that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. For purposes of our policy only, a related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated, any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval, ratification, or rejection. The presentation must include a description of, among other things, (a) all of the parties thereto, (b) the interests, direct or indirect, of any related person in the transaction, (c) a description of the purpose of the transaction, (d) all of the materials facts of the proposed transaction, including the proposed aggregate value of such transaction, or, in the case of indebtedness, that amount of principal that would be involved, (e) the benefits to the Corporation of the proposed transaction, (f) if applicable, the availability of other sources of comparable products or services, (g) an assessment of whether the proposed transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to employees generally, and (h) management’s recommendation with respect to the proposed transaction. In considering related party transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

• the risks, costs and benefits to us;

• the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

• the terms of the transaction;

• the availability of other sources for comparable services or products; and

• the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, our Audit Committee, or other independent body of our Board, shall approve only those transactions that, in light of known circumstances, it determines in the good faith exercise of its discretion are in, or are not inconsistent with, our best interests and our stockholders' best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS and management

The following table shows information regarding the beneficial ownership of the Common Shares as of March 31, 2024 by:

• each Shareholder known by the Corporation to own beneficially 5% or more of our Common Shares;

• each of the Corporation’s directors;

• each of the Named Executive Officers; and

• all current directors and executive officers as a group.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is, c/o TerrAscend Corp., 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Shareholders
Jason Wild 1051 N Venetian Drive Miami Beach, FL 33139 United States	90,402,715(2)	31.04%
Current Directors and Named Executive Officers
Craig Collard	546,370	*
Kara DioGuardi	185,532	*
Ira Duarte	132,647	*
Ed Schutter	1,458,475	*
Jason Wild	90,402,715	31.04%
Ziad Ghanem	79,432	*
Keith Stauffer	253,649	*
Lynn Gefen	--	*
All current directors and executive officers as a group (8 persons)	93,058,820	31.90%

________________

*Represents ownership of less than 1.0%.

(1)
Based on 291,284,814 Common Shares issued and outstanding as of March 31, 2024, and includes for each person and group the number of shares that such person or group has the right to acquire within 60 days of March 31, 2024.
(2)
Based partly on a Schedule 13D/A filed with the SEC on January 2, 2024, by a group, including Jason Wild, and a Form 4 filed with the SEC on January 3, 2022. As of March 31, 2024, Mr. Wild has sole voting power and dispositive power over 2,663,403 Common Shares and shared voting power and dispositive power over 87,739,132 shares. Mr. Wild has 400,001 warrants that may be acquired before May 30, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

To the Corporation’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that Lisa Swartzman, a former Director of the Corporation, was late filing a Form 4 by one day.

MANAGEMENT CONTRACTS

No management functions of the Corporation or its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Corporation or its subsidiaries.

CORPORATE GOVERNANCE

National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines which apply to all public corporations. The Corporation has reviewed its own corporate governance practices in light of these guidelines. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below.

In connection with the Corporation’s uplisting from the CSE to the TSX on July 4, 2023, the Corporation is no longer a “venture issuer” under applicable Canadian securities laws. The Corporation is currently in the process of evaluating its corporate governance practices in light of the uplisting and recommended governance practices for non-venture issuers, such as the Corporation.

Board of Directors Independence

Pursuant to National Instrument 52-110 – Audit Committees (“NI 52-110”), a director is considered to be independent if he or she has no direct or indirect material relationship with the Corporation that the Board believes could reasonably be perceived to materially interfere with his or her ability to exercise independent judgment. NI 52-110 sets out certain situations where a director is deemed to have a material relationship with the Corporation.

As of the date of this Circular, the Board consists of five persons, three of whom (being a majority) the Corporation believes to be independent based upon the tests for independence set forth in NI 52-110: Mr. Craig Collard, Ms. Ira Duarte and Ms. Kara DioGuardi. Mr. Jason Wild is not an independent director due to his ownership of securities of the Corporation. Mr. Ed Schutter is not an independent director as he is the former Chief Executive Officer of Arbor Pharmaceuticals, a privately held company in respect of which Mr. Wild was also a director and served as a member of the Arbor Pharmaceuticals compensation committee (although this is no longer the case given the sale of Arbor Pharmaceuticals in September 2021; Mr. Wild and Mr. Schutter are no longer involved with Arbor Pharmaceuticals). It is anticipated that Mr. Schutter will become independent effective September 2024. In 2021, the Board appointed Mr. Collard as the lead independent director of the Board.

We meet the director independence for our listing with the OTCQX, being a minimum of two independent directors and a majority of the Audit Committee being comprised of independent directors. Our Common Shares are not currently quoted or listed on any U.S. national exchange or interdealer quotation system that has a requirement that a majority of our Board be independent.

The Board does not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. The Board facilitates independent supervision of management of the Corporation through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has access to the Corporation’s external auditors, the Corporation’s legal counsel, and to any of the Corporation’s officers. The Board has a stewardship responsibility to supervise the management of, and to oversee the conduct of the business of, the Corporation, to provide leadership and direction to management, to evaluate management, to set policies appropriate for the business of the Corporation, and to approve corporate strategies and goals.

The Board recommends nominees to the Shareholders for election as directors, and immediately following each annual meeting of Shareholders, appoints the Audit Committee.

The Board exercises its independent supervision over management by way of its policies that (a) periodic meetings of the Board be held to obtain an update on significant corporate activities and plans, and (b) all material transactions of the Corporation are subject to prior approval of the Board. To facilitate open and candid discussion among its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Corporation.

Board Mandate

While the Board has not adopted a formal board mandate, management of the Corporation reviews with the Board on a periodic basis its strategic plan and delivers to the Board ongoing reports on the status of the business and operations of the Corporation. In addition, in accordance with applicable legal requirements and historical practice, all matters of a material nature are presented by management to the Board for approval.

Risk Oversight

The Board has overall responsibility for the oversight of the Corporation’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding Corporation-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Corporation. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk for the Corporation. Each of our Board committees also oversees the management of risk that falls within that committee’s areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to our financial and accounting risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to our processes and controls to assess, monitor and mitigate potential risk exposure. In providing such oversight, the Audit Committee may also discuss such processes and controls with our independent registered public accounting firm. Our Audit Committee also monitors compliance with legal and regulatory requirements in addition to oversight of the performance of our internal audit function. Areas of focus for the Audit Committee include policies and other matters relating to our investments, cash management, financial risk exposures, the adequacy and effectiveness of our information security policies and practices in addition to oversight of our cybersecurity risk management processes. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities associated with, among other things, compensation program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on the Corporation.

Board Leadership Structure

As of the Record Date, the Corporation does not have the same individual serving as the Chair of its Board and its Principal Executive Officer. Mr. Wild is Executive Chairman of the Board. The Corporation believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Corporation.

Commencing in 2021, the Board appointed Mr. Collard as the lead independent director of the Board to help reinforce the independence of the Board as a whole. On March 29, 2024, Mr. Collard was re-appointed as the lead independent director. The lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portion of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to shareholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Corporation believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Corporation believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.

Role of the Executive Chairman of the Board, Lead Director, and the Chief Executive Officer

While the Board has not adopted written position descriptions for the Executive Chairman of the Board, the Lead Director or for the Chief Executive Officer of the Corporation, the roles of each are well established. The responsibilities of Mr. Jason Wild, the Executive Chairman of the Board, include the efficient organization and operation of the Board. The Executive Chairman of the Board is also responsible for ensuring effective communication between the Board and management and that the Board effectively carries out its mandate. The Lead Director of the Board, as an independent director, provides leadership to the Board during in camera meetings, and otherwise where it may be inappropriate for the Executive Chairman, as the most senior representative of management of the Corporation, to discharge these responsibilities. The corporate objectives for which the Chief Executive Officer is responsible are determined by strategic and financial plans that are approved by the Board.

Director Term Limits

The Board believes that mandatory retirement and term limits may result in the loss of effective directors with deep knowledge of the Corporation. Accordingly, determination of a director’s continued fitness for service as a member of the Board is assessed on an ongoing basis by the Nominating and Corporate Governance Committee, as required.

Director Nomination Process and Qualifications

We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Corporation’s strategy and operations. Our Board and the Nominating and Corporate Governance Committee of the Board seek individuals with backgrounds and qualities that, when combined with those of the Corporation’s other directors, enhance the Board’s effectiveness and result in the Board having a balance of knowledge, experience, and capability. The Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by stockholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

In assessing potential candidates, the Board and Nominating and Corporate Governance Committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Corporation, demonstrates excellence in the candidate’s field, has the ability to exercise sound business judgment and is committed to represent the long-term interests of the Corporation’s stockholders.

While we do not have a formal diversity policy in place, our Nominating and Corporate Governance Committee considers the diversity of the Board overall with respect to age, disability, gender identity or expression, ethnicity, military veteran status, national origin, race, religion, sexual orientation, and other backgrounds and experiences. Our Board monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively. The Board fully appreciates the value of a diversity of viewpoints, background and experiences as important to the selection of directors to enhance the Board’s cognitive diversity and quality of dialogue in the Boardroom.

Diversity

The board has not adopted fixed targets relating to gender representation on the Board, on the basis that appropriate skills and experience must remain the overriding criteria for nomination. While the Board encourages diversity and gender equality, it does not utilize quotas or targets regarding gender representation on the Board or in executive officer positions or with respect to the identification and nomination of women directors. The Corporation currently has two women directors (representing 40% of the Board). The Board as a whole is committed to identifying and recruiting the best qualified candidates whose appointments will be made based on merit, in the context of skills, experience, independence and knowledge. The Corporation values diversity and believes that diversity enhances both the quality and effectiveness of the Corporation’s performance and is an important aspect of effective corporate governance. With respect to executive appointments, the Corporation recruits, manages and promotes on the basis of an individual’s competence, qualification, experience and performance. The Corporation currently has three woman officer (representing 30% of the executive officers of the Corporation, including major subsidiaries of the Corporation), and supports improving gender representation at the board and executive officer level.

Nominations by Stockholders

The Nominating and Corporate Governance Committee of the Board will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.

Any recommendation submitted to the Corporation should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the “advance notice” provisions of the Corporation’s by-laws and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of Investor Relations of the Corporation at c/o TerrAscend Corp., 77 City Centre Drive, Suite 501 – East Tower, Mississauga, Ontario, L5B 1M5, Canada. Such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our bylaws.

Hedging Policies or Practices

The Corporation does not currently have any hedging policies or practices in place.

Our NEOs and directors are discouraged from purchasing financial instruments designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director, and, to the knowledge of the Corporation, no NEO or director has undertaken such hedging transactions. However, the Corporation does not have a policy expressly prohibiting such transactions.

Other Public Company Directorships

In addition to acting as a director of the Corporation, the following current members of the Board hold a directorship in the other reporting issuers (or equivalent in other jurisdictions) set forth below:

Mr. Schutter has served as a member of our Board since November 2020. Mr. Schutter is currently a board member of Tidal Vision, Vitruvias Therapeutics, Intrance Medical Systems, all of which are privately held companies, as well as Establishment Labs Holdings Inc., which is listed on the Nasdaq Stock Market. The Corporation believes that Mr. Schutter is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Name of Director	Name of Issuer	Market
Craig Collard	Heron Therapeutics	Nasdaq Stock Market
Ed Schutter	Establishment Labs Holdings Inc.	Nasdaq Stock Market

Orientation and Continuing Education

The Corporation has created a formal orientation for new Board members which consists of briefings by management, and the provision of copies of or access to the Corporation’s documents.

The Corporation has adopted a formal policy to conduct bi-annual training to provide continuing education for Board members. Board members are also encouraged to communicate with the Corporation’s management, legal counsel, external auditors and consultants to keep themselves current on industry trends and developments and changes in legislation (with management’s assistance), and to attend related industry seminars and to visit the Corporation’s operations. Board members have full access to the Corporation’s records.

Ethical Business Conduct

The Corporation has recently adopted a formal written code of business conduct and ethics (the “Code”) which is available on the Corporation’s external website at www.TerrAscend.com.

The Code sets out the Corporation’s commitment to conduct its business activities and transactions with the highest level of integrity and ethical standards and in accordance with all applicable laws. This Code reflects the business practices and principles of behavior that support this commitment. The Corporation expects every director, officer and employee to read and understand this Code and its application to the performance of his or her business responsibilities. Under the OBCA, a director of a corporation is required to act honestly and in good faith with a view to the best interests of such corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition, directors must comply with the conflict of interest provisions of the OBCA, as well as the relevant securities regulatory instruments, in order to ensure the director exercises independent judgment in considering transactions and agreements in respect of which the director or an officer has a material interest. Any interested director would be required to declare the nature and extent of his or her interest and should not attend any part of a meeting of directors where such actions and agreements in respect of which such director has a material interest is discussed and would not be entitled to vote at meetings of directors that evoke such a conflict.

If the Corporation ever were to amend or waive any provision of the Code that applies to the Corporation’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions the Corporation intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K.

Nominating and Corporate Governance Committee

In March 2023, the Corporation established the Nominating and Corporate Governance Committee (the “NCGC”). The NCGC is currently comprised of Mr. Collard (Chair), as well as Ms. DioGuardi and Ms. Duarte, all of whom are independent directors within the meaning of NI 52-110. The NCGC will assess potential Board candidates to fill perceived needs of the Board for required skills, expertise, independence and other factors. The principal duties and responsibilities of the NCGC include, among other things: identifying, reviewing and evaluating candidates to serve on the Corporation’s Board, including consideration of any conflicts of interest as well as applicable independence, experience and diversity requirements (including race, ethnicity, gender, geography, national origin, and areas of expertise);

-
periodically reviewing, discussing and assessing the performance of the Board, including Board committees;
-
recommending to the entire Board annually the chairmanship and membership of each Board committee;
-
developing and periodically reviewing the Corporation’s corporate governance principles;
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overseeing and reviewing the processes and procedures used by the Corporation to provide information to the Board and its committees; and
-
periodically reviewing non-employee director compensation at least once a year and recommending any changes considered appropriate to the full Board for its approval.

For information regarding the steps taken to determine compensation for directors, see the sections above entitled “Statement of Director Compensation”. The NCGC is governed by a charter defining its responsibilities, powers and operations. A copy of the NCGC Charter is available on the Corporation’s external website at www.TerrAscend.com.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Schutter (Chair) as well as Mr. Collard and Ms. DioGuardi, the latter two of whom are independent directors within the meaning of NI 52-110. The principal duties and responsibilities of the Compensation Committee include, among other things:

-
helping the Board oversee the Corporation’s compensation policies, plans and programs with a goal to attract, incentivize, retain and reward top quality executive management and employees;
-
reviewing and determining the compensation to be paid to the Corporation’s Chief Executive Officer and the Chief Executive Officer’s direct reports;
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when required, reviewing and discussing with management the Corporation’s compensation disclosures in the “Compensation Discussion and Analysis” section of the Corporation’s annual reports, registration statements, proxy statements, information statements or any other public disclosure documents of the Corporation filed with the SEC and/or any Canadian securities regulators; and
-
when required, preparing and reviewing the Committee report on executive compensation included in the Corporation’s annual proxy statement.

The Compensation Committee conducts reviews with respect to officer compensation at least once a year. The Compensation Committee may, in its sole discretion, retain the services of a compensation consultant, independent legal counsel and other advisors. For information regarding the steps taken to determine compensation for executive officers, see the section above entitled “Compensation of Named Executive Officers”. The Compensation Committee is governed by a charter defining its responsibilities, powers and operations. A copy of the Compensation Committee Charter is available on the Corporation’s external website at www.TerrAscend.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee are currently nor have been at any time an officer or employee of the Corporation. None of our executive officers currently serve as members of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Other Board Committees

The Board has a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee (see below for more details regarding the Audit Committee charter). As the Corporation grows, and its operations and management structure became more complex, the Corporation may appoint additional standing committees, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors. Charters for each of the Compensation Committee, Audit Committee and NCGC are available at www.TerrAscend.com.

Director Attendance(1)

Director	Board	Audit Committee	Compensation Committee	NCGC	Total Attendance
Craig Collard	8/9	5/5	5/5	1/1	19/20
Ira Duarte	9/9	5/5	--	1/1	15/15
Ed Schutter	9/9	--	5/5	--	14/14
Jason Wild	9/9	--	--	--	9/9
Kara DioGuardi	8/9	--	5/5	1/1	14/15

________________

(1)
The Nominating and Corporate Governance Committee was formed on March 15, 2023.

Although the Corporation does not have a formal policy pertaining to Director attendance at the Corporation’s Meeting, all Directors are encouraged to attend the Meeting. At the Corporation’s annual meeting held on June 22, 2023, Jason Wild, Ed Schutter, Kara DioGuardi and Ira Duarte were in attendance.

Assessments

The Board monitors the adequacy of information given to directors, communications between the Board and management and the strategic direction and processes of the Board and the committees of the Board. On an annual basis, the Board informally assesses the performance of the Board as a whole, each of the individual directors and each committee of the Board in order to satisfy itself that each is functioning effectively. The NCGC of the Corporation plans to implement a formal Board and Committee assessment process with regards to performance in 2024.

AUDIT COMMITTEE

Audit Committee Charter

The Audit Committee is governed by its charter that is attached as Schedule “A” to this Circular. A copy of the Audit Committee Charter is available on the Corporation’s external website at www.TerrAscend.com.

The principal duties and responsibilities of the Audit Committee include, among other things:

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the integrity of the Corporation’s financial statements;
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the Corporation’s compliance with legal and regulatory requirements, including risk assessment, as they relate to the Corporation’s financial statements;
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the qualifications, engagement terms, fees, selection, independence and performance of the external auditors; accounting and financial reporting processes, internal controls and disclosure controls, and financial statement audits;
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the design, implementation, organization, and performance of the Corporation’s internal audit function;
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the maintenance and facilitation of an open avenue of communication among the Board, the Corporation’s management, internal audit group, and external auditors; and
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any applicable financial reports or disclosures required by applicable law and any applicable stock exchange listing requirements.
-

Composition of the Audit Committee

The Audit Committee is currently comprised of Ms. Duarte (Chair), and Mr. Collard. Ms. Duarte and Mr. Collard have been determined by the Board to be independent for the purposes of NI 52-110. Our listing with the TSX and the OTCQX Best Market requires a majority of the Audit Committee be comprised of independent directors. Based on the education and breadth of experience of each member of the Audit Committee, the Board has determined each such member to be financially literate within the meaning of NI 52-110.

Relevant Education and Experience

For the purposes of NI 52-110, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the issuer’s financial statements. All members of the Audit Committee have experience reviewing financial statements and dealing with related accounting and auditing issues. The education and experience of each member of the Audit Committee relevant to the performance of his duties as a member of the Audit Committee can be found under the section above entitled “Proposal No. 2: Election of Directors”. The Corporation has determined that Ira Duarte, Chair of the Audit Committee, qualifies as an “audit committee financial expert” as defined in the applicable SEC rules and has been determined by the Board to be independent for the purposes of the Securities Act of 1933.

Audit Committee Oversight

At no time since the commencement of the Corporation’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the following exemptions contained in NI 52-110:

(1)
the exemption in section 2.4 (De Minimis Non-Audit Services);

(2)
the exemption in section 3.2 (Initial Public Offerings);
(3)
the exemption in section 3.4 (Events Outside Control of Member);
(4)
the exemption in section 3.5 (Death, Disability or Resignation of Audit Committee Member); or
(5)
the exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied upon the exemption in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on Section 3.8

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied upon section 3.8 (Acquisition of Financial Literacy).

Audit Committee Oversight

At no time since the commencement of the Corporation’s most recently completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board.

Pre-Approval Policies and Procedures

On March 15, 2023, the Corporation adopted an Audit Committee Pre-Approval Policy for the approval of services provided by the Corporation’s independent registered accounting firm. The policy sets forth the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval.

Audit Fees

See section above entitled “Proposal No. 2: Re-Appointment of Auditor” for the table setting forth the fees paid by the Corporation and its subsidiaries to MNP for services rendered for the years ended December 31, 2023, and December 31, 2022.

Audit Committee Report

The following report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the U.S. Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this report by reference.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. MNP, the Corporation’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Corporation’s audited financial statements with US GAAP.

The Audit Committee has reviewed and discussed with management and MNP the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2023.

The Audit Committee has also discussed with MNP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee also received the written disclosures and the letter from MNP that are required by applicable requirements of the PCAOB regarding MNP’s communications with the Audit Committee concerning independence and has discussed with MNP its independence. On the basis of the foregoing, the Audit Committee concluded that MNP is independent from the Corporation, its affiliates and management.

Based upon its review of the Corporation’s audited financial statements and the discussions noted above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in the Corporation’s Annual Report on Form 10-K for such fiscal year, which was filed with the SEC.

This report has been furnished by the members of the Audit Committee.

Submitted by the Audit Committee of the Board of Directors

Ira Duarte (Chair)

Craig Collard

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to us via email at IR@terrascend.com. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than those set forth in the Notice of Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponements(s) thereof, the proxies will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

SHAREHOLDER COMMUNICATIONS

We have not adopted a formal process for shareholder communications with the Board. Nevertheless, we regularly communicate with Shareholders and try to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board and engagement with Shareholders has been good. We will review each communication and will forward such communications to our Board, or to any individual director to whom the given communication is addressed, unless the given communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. Shareholders may provide feedback through a number of channels, including email at info@terrascend.com, at our mailing address 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5), or by calling our phone number (+1 717 610-4165).

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available on the Corporation’s SEDAR+ profile at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Financial information about the Corporation is provided in the Corporation’s consolidated annual financial statements and management’s discussion and analysis for the year ended December 31, 2023.

Shareholders may request copies of the Corporation’s financial statements and management’s discussion and analysis free of charge by contacting the Corporation at 1-717-610-4165.

BOARD APPROVAL

The Board has approved the contents of this Circular and the mailing thereof to the Corporation’s Shareholders. A copy of this Circular has been sent to each director of the Corporation, the auditors of the Corporation and each Shareholder entitled to notice of the Meeting.

DATED at Toronto, Ontario, the 26th day of April, 2024.

On Behalf of the Board of Directors

_/s/ Jason Wild_______________

Jason Wild
Executive Chairman, Chairman of the Board and Director

SCHEDULE “A”
AUDIT COMMITTEE CHARTER

TERRASCEND CORP.

AUDIT COMMITTEE CHARTER

I.
GENERAL
1.
Mandate and Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) is to assist the board of directors (the “Board”) of Terrascend Corp. (the “Company”) in fulfilling its oversight responsibilities relating to:

a.
the integrity of the Company’s financial statements;
b.
the Company’s compliance with legal and regulatory requirements, including risk assessment, as they relate to the Company’s financial statements;
c.
the qualifications, engagement terms, fees,selection, independence and performance of the external auditors;

d.
accounting and financial reporting processes, internal controls and disclosure controls, and financial statement audits;

e.
the design, implementation, organization, and performance of the Company’s internal audit function;

f.
the maintenance and facilitation of an open avenue of communication among the Board,

the Company’s management, internal audit group, and external auditors;

g.
any applicable financial reports or disclosures required by applicable law and any applicable stock exchange listing requirements; and
h.
performing the additional duties set out in this Charter or otherwise delegated to the Committee by the Board.
2.
Authority of the Committee
a.
The Committee has the authority to:
i.
access, on an unrestricted basis, all Company books, records, facilities and personnel as deemed necessary or appropriate by any member of the Committee;
ii.
engage independent counsel and accounting or other advisors as it determines necessary to carry out its duties;
iii.
set and pay the compensation for any advisors employed by the Committee, including any ordinary administrative expenses the Committee deems appropriate in carrying out its duties;
iv.
conduct any investigation appropriate to its responsibilities, and it may require any of the Company’s personnel or outside advisors attend any meeting of the Committee or meet with any member of the Committee or any of its advisors; and
v.
communicate directly with the internal and external auditors.
b.
The Committee has the authority to delegate to individual members or subcommittees of the Committee.
II.
PROCEDURAL MATTERS
1.
Composition

The Committee will be composed of a minimum of three members.

2.
Member Qualifications
a.
Every Committee member must be a director of the Company.
b.
Every Committee member shall satisfy the independence, financial literacy, and other requirements imposed by applicable law and any applicable stock exchange listing requirements.

c.
At least one member of the Committee shall satisfy the applicable financial-sophistication requirements and any other requirement for accounting or related financial management expertise required by applicable law and any applicable stock exchange listing requirements.

d.
Committee members shall meet any other qualifications determined by the Board.
3.
Member Appointment and Removal

Members of the Committee will be appointed by the Board and serve at the pleasure of the Board for one year or until their successors are duly appointed. Resignation or removal of a Committee member from the Board for any reason will automatically constitute resignation or removal from the Committee.

4.
Committee Structure and Operations
a.
Chair and Subcommittee

Each year, the Board will appoint one member of the Committee to act as Chair of the Committee. The Chair of the Committee may be removed at any time at the discretion of the Board. If, in any year, the Board does not appoint a Chair, the incumbent Chair will continue in office until a successor is appointed. If the Chair of the Committee is absent from any meeting, the Committee will select one of the other members of the Committee to preside at that meeting.

The Chair shall have the delegated authority to act on behalf of the Committee in connection with (1) approval of the retention of outside service providers and advisors (including negotiation and execution of their engagement letters), (2) pre-approval of audit or non-audit services; provided such pre-approval is presented to the Committee at its first scheduled meeting following such pre-approval, (3) reviewing with management the Company’s proposed earnings press releases and other financial information and guidance regarding the Company’s results of operations provided publicly or to ratings agencies, (4) approval of payment of ordinary administrative and other expenses incurred by the Committee described in Section I.2.(a)(iii) above, and (5) as may otherwise be determined by the Committee to the extent such delegation is permitted under applicable law and any applicable stock exchange listing requirements.

The Committee also may form and delegate authority to one or more subcommittees consisting of one or more members of the Board (whether or not he, she or they are on the Committee) to the extent allowed under applicable law and any applicable stock exchange listing requirements.

By delegating an issue to the Chair or a subcommittee, the Committee does not surrender any authority over that issue. Although the Committee may act on any issue that has been delegated to the Chair or a subcommittee, doing so will not limit or restrict future action by the Chair or subcommittee on any matters delegated to it. Any action or decision of the Chair or a subcommittee will be presented to the full Committee at its next scheduled meeting. By approving this Charter, the Board delegates authority to the Committee with respect to these responsibilities.

b.
Meetings

The Chair of the Committee will be responsible for developing and setting the agenda for Committee meetings. The Committee will meet whenever its members deem a meeting necessary or appropriate, or as may be required by applicable legal or stock exchange requirements.

c.
Notice
i.
Notice of the time and place of every meeting will be given by email or by phone to each member of the Committee at least 72 hours before the time fixed for that meeting. The notice period may be waived by unanimous resolution of the Committee.
ii.
The external auditor of the Company will be given notice of every meeting of the Committee and, at the expense of the Company, will be entitled to attend and be heard at that meeting.

iii.
If requested by a member of the Committee, the external auditor will attend every meeting of the Committee held during the term of office of the external auditor.
d.
Quorum

A majority of the Committee will constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present in person or by means of such telephonic, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously.

e.
Attendees

The Committee may invite any of the directors, officers and employees of the Company and any advisors as it sees fit to attend meetings of the Committee. During each meeting of the Committee, the Committee will meet with only Committee members present in person or by other permitted means.

Unless otherwise determined by the Committee, each regularly scheduled meeting of the Committee will conclude with an executive session that excludes members of management other than counsel as necessary. As part of its responsibility to foster open communication, the Committee will meet periodically with management, personnel in charge of the internal audit function (if any) and external auditor in separate executive sessions.

f.
Secretary

Unless otherwise determined by resolution of the Board, the corporate secretary of the Company, or his or her nominee, will act as the Secretary to the Committee.

g.
Records

Minutes of meetings of the Committee will be recorded and maintained by the Secretary to the Committee and will be subsequently presented to the Committee for review and approval. The Committee may act by unanimous written consent; when it does so, those actions will be filed in the minute book.

h.
Liaison

The Chief Financial Officer will act as management liaison with the Committee.

5.
Committee and Charter Review

The Committee will conduct an annual review and assessment of its performance, effectiveness and contribution, including a review of its compliance with this Charter, in accordance with the process developed by the Board. The Committee will conduct that review and assessment in such manner as it deems appropriate and report the results to the Board.

The Committee will also review and assess the adequacy of this Charter on an annual basis, taking into account all legislative and regulatory requirements applicable to the Committee, as well as any best practice guidelines recommended by regulators or an applicable stock exchange, and will recommend any required or desirable changes to the Board.

6.
Reporting to the Board

The Committee will report to the Board in a timely manner with respect to each of its meetings held. This report may take the form of circulating copies of the minutes of each meeting held. The Committee is responsible for reviewing and submitting to the Board, as a whole, recommendations concerning the Corporation’s financial affairs, code of ethics, whistleblower and corporate disclosure, confidentiality and insider trading policies.

RESPONSIBILITIES

The Committee’s responsibilities are for oversight, as described under “Mandate and Purpose of the Committee” above. The members of the Committee are not employees of the Company, and they do not perform management’s or any external auditor’s functions. The Committee relies on the expertise and knowledge of management, the internal auditors (if any), and any external auditors in carrying out its oversight responsibilities. Management is responsible for preparing accurate and complete financial statements in accordance with generally accepted accounting principles (“GAAP”), crafting periodic reports,and establishing and maintaining appropriate accounting principles and financial reporting policies and satisfactory internal control over financial reporting. The external auditors will audit the Company’s annual consolidated financial statements and, when required, the effectiveness of the Company’s internal control over financial reporting and review the Company’s quarterly financial statements. It is not the Committee’s responsibility to prepare or certify the Company’s financial statements, guarantee the audits or reports of the external auditors, certify as to whether any external auditors are “independent” under applicable law or any applicable stock exchange listing requirements, or ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP, or otherwise comply with applicable law or any applicable stock exchange listing requirements or the Company’s policies.

The Committee shall have the following responsibilities; provided, however, that this list of responsibilities is intended to be a guide and to remain flexible to account for changing circumstances and needs. Accordingly, the Committee may depart from or supplement such responsibilities, and establish policies and procedures, to the extent permitted by applicable law and any applicable stock exchange listing requirements.

7.
Financial Reporting
a.
The Committee is responsible for reviewing and recommending approval to the Board, as applicable, of:
i.
the Company’s financial statements, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”), “Risk Factors”, as appropriate, and annual and interim profit or loss news releases before the Company publicly discloses this information;
ii.
prospectus type documents;
iii.
if applicable, the preparation of any report of the Committee required by applicable law or any applicable stock exchange listing requirements to be included in the Company’s annual proxy statement; and
iv.
any press releases containing disclosure regarding financial information that are required to be reviewed by the Committee under any applicable laws or by this Charter before the Company publicly discloses this information.
b.
The Committee is also responsible for:
i.
discussing with management and the external auditor the quality of GAAP, not just the acceptability of GAAP;
ii.
reviewing the external auditor’s views about qualitative aspects of the Company’s significant accounting practices and the reasonableness of significant judgments and estimates (including material changes in estimates and analyses of the effects of alternative GAAP methods on the Company’s financial statements);
iii.
reviewing the adequacy of the disclosures in the Company’s financial statements;
iv.
discussing with management any significant variances between comparative reporting periods and across comparable business units;
v.
in the course of discussion with management and the external auditor, identifying problems or areas of concern and ensuring those matters are satisfactorily resolved (other than those the external auditor believes to be trivial);
vi.
engaging the external auditor to perform a review of the interim financial reports and reviewing their findings, however, no formal report from the external auditor will be required;
vii.
reviewing the financial statements of the Company’s subsidiaries, as well as the consolidated financial statements and financial statements for the Company pension plans, joint ventures and other similar instances, as applicable ;

viii.
requiring a representation letter from management similar to that provided by the external auditor;
ix.
reviewing all financial information and earnings guidance provided to analysts and rating agencies (including, without limitation, reviewing any pro forma or non-GAAP information); and
x.
reviewing any other matters that the external auditor must communicate to the Committee under applicable accounting or auditing standards.
c.
The Committee must be satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.
8.
External Auditor
a.
The Company’s external auditor is required to report directly to the Committee.
b.
The Committee is responsible for recommending to the Board:
i.
the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; and
ii.
(ii) the compensation of the external auditor.
c.
The Committee will evaluate, determine whether to retain, and determine the fees of any external auditors and any other registered public accounting firm engaged for the financial reporting process. In addition, the Committee may replace any existing external auditors or other registered public accounting firm engaged for the financial reporting process with a different public accounting firm.
d.
Prior to engagement of any prospective external auditor, and at least annually thereafter, the Committee will assess the qualifications, performance, and independence of the external auditor, or in the case of prospective external auditors, before they are engaged. That assessment will include reviewing written disclosures from any external auditor regarding any relationships they have that may affect independence, as defined by applicable law and any applicable stock exchange listing requirements. The Committee will review a written statement from any external auditor affirming their independence, and assess, consider, and discuss with them any potential relationships concerning their objectivity and independence.
e.
The Committee is directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.
9.
Relationship with the External Auditor
a.
The Committee is responsible for reviewing the proposed audit plan, adequacy of staffing, and the proposed audit fees (to ensure fee containment) and overseeing the negotiation and execution of any engagement letters on behalf of the Company.
b.
The Committee is also responsible for:
i.
establishing effective communication processes with management and the external auditor so that it can objectively monitor the quality and effectiveness of the external auditor’s relationship with management and the Committee;
ii.
reviewing with the external auditor, as appropriate, communications between the audit team and the external auditor’s national office with respect to accounting or auditing issues presented by the engagement;
iii.
receiving and reviewing regular reports from the external auditor on the progress against the approved audit plan, important findings, recommendations for improvements and the auditors’ final report;
iv.
discussing, at least annually, with the external auditor the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public

Company Accounting Oversight Board (“PCAOB”), including any successor rule adopted by the PCAOB;
v.
meeting regularly in private with the external auditor;
vi.
receiving at least annually (if required by any applicable stock exchange listing requirements), or as may otherwise be determined by the Committee, a report by the external auditor describing the audit firm’s internal quality control procedures and any material issues raised by (1) that firm’s internal quality control review, (2) any peer review of the firm’s internal quality control procedures or review, or (3) any inquiry or investigation by governmental or professional authorities conducted in the last five years of any audit performed by the external auditor; and
vii.
overseeing the rotation of the external auditor’s partners on the Company’s audit engagement team as required by applicable law and stock exchange listing requirements.
10.
Accounting Policies

The Committee is responsible for:

a.
reviewing the Company’s accounting policy note to ensure completeness and acceptability with GAAP as part of the approval of the financial statements;
b.
ensuring by discussion with management and the external auditor that the underlying accounting policies, disclosures and key estimates and judgments are considered to be the most appropriate in the circumstances (within the range of acceptable options and alternatives);
c.
discussing with management and the external auditor the clarity and completeness of the Company’s financial disclosures made under applicable disclosure requirements;
d.
the potential impact on the Company’s financial statements of alternative treatments and any off-balance sheet structures; and
e.
any other significant reporting issues and judgments, significant regulatory, legal, and accounting initiatives, or developments that may have a material impact on the Company’s financial statements, compliance programs, and policies.
11.
Risk and Uncertainty
a.
The Committee is responsible for reviewing, as part of its approval of the financial statements, uncertainty notes and disclosures.
b.
The Committee, in consultation with management and the external auditor, will review the Company’s processes and policies on risk identification, management and assessment in all areas of the Company’s business. Areas of focus for the Committee shall include the Company’s policies and other matters relating to the Company’s investments, cash management and foreign exchange management, major financial risk exposures, the adequacy and effectiveness of the Company’s information security policies and practices and the internal controls regarding information security, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks.
c.
The Committee will review and discuss with management the adequacy of the Company’s insurance programs, including director and officer insurance, product liability insurance and general liability insurance.
d.
The Board shall continue to have overall responsibility for evaluating key business risks faced by the Company, including but not limited to information security, competition and regulation.
12.
Controls and Control Deviations
a.
The Committee is responsible for:
i.
receiving reports from management when significant control deviations occur, together with management responses and any special audit steps adopted in light of such significant control deviations; and
ii.
conferring with management and the external auditor concerning the scope, design, adequacy and effectiveness of internal control over financial reporting and the Company’s disclosure controls and procedures.

13.
Compliance with Laws and Regulations
a.
The Committee is responsible for considering and reviewing with management, the external auditor, and outside advisors or accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
b.
The Committee is responsible for reviewing the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure compliance with applicable laws and any applicable stock exchange listing requirements, including the Company’s Code of Business Conduct and Ethics (the “Code”).
c.
The Committee is responsible for considering any request by directors or executive officers of the Company for a waiver from the provisions of the Code. Any approved waivers shall be promptly disclosed as required by applicable law and any applicable stock exchange listing requirements.
d.
The Committee is responsible for reviewing with management legal and regulatory compliance and any actual, pending or threatened legal or financial matters that could significantly affect the Company’s business or financial statements or as otherwise deemed appropriate by the Committee.
14.
Relationship with the Internal Auditor
a.
The Committee is responsible for reviewing:
i.
the appointment of the internal auditor;
ii.
the internal auditor’s terms of reference;
iii.
the overall scope of the internal audit;
iv.
any significant reports issued by the internal auditor; and
v.
management’s response to the internal auditor’s reports.
b.
The Committee is responsible for approving the reporting relationship of the internal auditor to ensure appropriate segregation of duties is maintained and the internal auditor has direct access to the Committee.
c.
The Committee is responsible for ensuring that the internal auditor’s involvement with financial reporting is coordinated with the activities of the external auditor.
15.
Other Responsibilities and Issues
a.
The Chair of the Committee is responsible for ensuring the information received by the Committee is responsive to important performance measures and to the key risks the Committee oversees.
b.
The Committee is responsible for the investigation of any matters that fall within the Committee’s responsibilities and has the explicit authority to do so.
c.
The Committee is responsible for receiving and reviewing reports from the internal and external auditors on their review of the officer and senior executive expense accounts.
16.
Pre-Approval of Non-Audit Services

The Committee is responsible for pre-approving all non-audit services to be provided to the Company or its subsidiary entities by the Company’s external auditor. The Committee may establish pre-approval policies and procedures or delegate pre-approval authority to one or more Committee members as permitted by applicable law and any applicable stock exchange listing requirements.

17.
Submission Systems and Treatment of Complaints

The Committee is responsible for establishing procedures for:

a.
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and
b.
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.
Hiring Policies

The Committee is responsible for reviewing and approving the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company, as required by applicable law and any applicable stock exchange listing requirements.

19.
Related Party Transactions

The Committee will review and approve, in accordance with the Company’s policies, any related party transaction as defined by applicable law or any applicable stock exchange listing requirements.

Adopted: March 8, 2017, as amended on May 10, 2023

Form of Proxy – Annual Meeting to be held on June 17, 2024	Trader’s Bank Building 702, 67 Yonge St. Toronto, ON M5E 1J8

Appointment of Proxyholder

I/We being the undersigned holder(s) of Common Shares (as defined below) hereby appoint Ari Unterman, Associate General Counsel, or failing him, Lynn Gefen, Chief Legal Officer (the “Management Nominees”)

OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual meeting of the shareholders of common shares (the “Common Shares”) of TerrAscend Corp. (“TerrAscend” or the “Corporation”) to be held virtually at https://web.lumiagm.com/213741847 on June 17, 2024, at 1:00pm (Eastern Time) or at any adjournment or postponement thereof.

This form of proxy is to be read in conjunction with TerrAscend’s notice of meeting and management information circular dated April 26, 2024 (the “Circular”). Capitalized terms used but not defined in this form of proxy shall have the meanings given to them in the Circular.

1. Election of Directors.	For Withhold		For Withhold		For Withhold
a. Craig Collard	☐ ☐	b. Kara DioGuardi	☐ ☐	c. Ira Duarte	☐ ☐
d. Edward Schutter	☐ ☐	e. Jason Wild	☐ ☐
2. Appointment of Auditors. To ratify the re-appointment of MNP LLP by the audit committee as the Corporation’s independent public accounting firm for the fiscal year ended December 31, 2024.					For Withhold ☐ ☐
3.
Ordinary Resolution. To consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the accompanying Circular, to approve amendments to an aggregate of 1,250,000 Options held by certain insiders of the Corporation, to amend the expiry dates of such Options from their current respective expiry dates to 10 years from their respective dates of grant.
For Against ☐ ☐

1

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s):	Date / / MM / DD / YY

This form of proxy is solicited by and on behalf of Management.

Proxies must be received by 1:00pm, Eastern Time, on June 13, 2024.

Notes to Proxy

1.
Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2.
If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3.
This proxy should be signed in the exact manner as the name appears on the proxy.
4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5.
The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
8.
This proxy should be read in conjunction with the meeting materials provided and filed by Management, including the Circular

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

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To Vote Your Proxy Online please visit:

https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://web.lumiagm.com/213741847. The password to join the meeting is “terrascend2024” (case-sensitive). For further information on the virtual meeting and how to attend it, please view the management information circular of the company for the fiscal year 2023.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

Shareholder Address and Control Number Here

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